UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03343

Sit Large Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code: (612) 332-3223

Date of fiscal year end: June 30, 2019

Date of reporting period: December 31, 2019

Item 1:	Reports to Stockholders

Semi-Annual Report December 31, 2019 Balanced Fund Dividend Growth Fund Global Dividend Growth Fund Large Cap Growth Fund ESG Growth Fund Mid Cap Growth Fund Small Cap Dividend Growth Fund Small Cap Growth Fund International Growth Fund Developing Markets Growth Fund Important Information on Paperless Delivery Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Sit Mutual Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will remain available on the Funds’ website (sitfunds.com) and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports electronically from the Fund by calling 1-800-332-5580 or by enrolling online at sitfunds.com, or, if you are invested through your financial intermediary, you may contact them directly. You may elect to receive all future reports in paper free of charge. You can inform the Funds by calling 1-800-332-5580, or, if you are invested through your financial intermediary, you may contact them directly. Your election to receive reports in paper will apply to all funds held with Sit Mutual Funds or through your financial intermediary, as applicable.

Sit Mutual Funds STOCK FUNDS SEMI-ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

January 31, 2020

Dear Fellow Shareholders:

The global economy has shown signs of stabilization over the past several months, and we believe 2020 will provide another year of slow but steady growth, as we enter the twelfth year of expansion since the 2008 crisis. While most equity indices are hovering near all-time-highs, fundamentals are broadly positive and point to further gains in 2020.

Economic Outlook

The U.S. consumer, buoyed by steady job and wage gains, has remained the key pillar of growth for both the domestic and global economies. But measures of business confidence, while still above pre-2016 election levels, have been on a down-trend for the past two years, as the lagged impact of 2015-2018 Federal Reserve tightening and chronic trade policy uncertainty contributed to a slump in manufacturing and dampened economic prospects. Capital spending growth followed suit, steadily fading after an early-2018 peak. However, concurrent easing by central banks worldwide (including a sharp U-turn from the U.S Federal Reserve), fiscal stimulus, and diminished U.S.-China trade tensions have since set the stage for at least a modest upturn in global growth. Overall, the U.S economy remains on solid footing as we enter 2020, with an expected uptick in manufacturing activity providing incremental support to healthy consumer spending.

In mid-December, the U.S. and China announced agreement on terms of a “Phase One” trade deal. While not a game changer per se, it suggested a major ceasefire in the 18-month-long battle and is a good start in resolving trade tension between the two countries. The preliminary trade deal was signed January 15th and calls for China to boost its purchase of U.S. goods and services by $200 billion over the next two years, including $32 billion in agricultural products. China also promised to further open up its markets to foreign companies (especially in financial services) and to implement changes to protect American companies’ trade secrets and intellectual property. The agreement also establishes a system for resolving trade disputes between the two countries. In turn, the U.S. agreed to cut tariffs on $120 billion in Chinese goods by half, to 7.5%, within about 30 days, and to forgo other planned tariffs. However, it leaves in place U.S. tariffs on about $370 billion in Chinese goods, or about three-quarters of Chinese imports to the U.S. Further possible tariff reductions will be left to later negotiations.

Outside the U.S., we expect a slight improvement in growth in 2020. Just as the trade-reliant Euro Area suffered the fallout from the downturn in global trade that began in early 2018, so should it reap the gains from the prospective modest upturn. While Brexit risks remain, some clarity in the months ahead will enable companies to plan for the inevitable, possibly unleashing some pent-up business investment. Growth in Japan remains uneven. The consumption tax hike will restrain the consumer, which will be balanced by easing trade tensions, stabilizing manufacturing conditions, and higher fiscal spending. A decrease in trade tensions with the U.S. will reduce the drag on China’s economy and provide some relief in 2020. However, structural adjustments, which have been the main driver of economic malaise in the last two years, will continue to limit growth prospects in the intermediate term.

While we expect an uptick in global GDP, the improvement should be only incremental and not enough to put central bankers on high alert. Unlike previous cycles, the absence of inflation has become a key concern of policymakers, including the Federal Reserve. Therefore, we suspect the Fed will allow the economy to run “hot” before it considers a tightening bias. A resumption in global growth, however, could eventually reignite inflation fears, particularly since labor markets have tightened globally and commodity prices have recently been on the rise.

From an investment perspective, the same set of conditions that has provided a near-perfect environment for stocks over the decade-long expansion appears sustainable over the near to intermediate term. This includes slow economic growth and low interest rates, underpinned by structural disinflationary pressures. Throughout this cycle, slow growth and the scars from the global financial crisis have led to an extreme degree of caution among consumers and corporations. Consequently, there are simply no obvious, systemic “excesses” – either in the real economy or asset prices – to unwind.

Equity Strategy

Positive equity market fundamentals are supported by accommodative monetary policy and signs that an uptick in corporate earnings growth is underway. With equity valuations now generally at “fair” levels, we believe improvement in corporate earnings will be a key determinant of the direction and magnitude of equity returns going forward.

Corporate earnings have been impacted by weaker manufacturing activity, with an almost unprecedented divergence between recent earnings for the consumer and manufacturing sectors. As previously noted, help for manufacturing is on the way in the form of trade (including tariff reductions) and monetary policy. Sector-specific earnings pressures also appear to be ebbing, as higher oil prices will boost the energy sector and a steeper yield curve will help bank earnings. Finally, the unrelenting climb in the U.S. dollar has continually pressured the profits of multinationals in recent quarters, but the retreat in the dollar in recent months implies negligible foreign exchange impacts ahead, if prevailing exchange rates hold. These factors should contribute to an end to the “earnings recession” fears that have periodically weighed on investor sentiment. Wall Street earnings forecasts have a long history of being overly optimistic, but the high-single-digit profit growth embedded

2	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

in S&P 500® expectations may not be a stretch, if current fundamentals persist. This is an important development, considering the strong 2019 rebound in valuations.

In terms of equity valuations, price-to-earnings multiples are high from a historical standpoint, but the levels are far from unprecedented, and they remain accompanied by rock-bottom short- and long-term interest rates. While it is true that higher price-to-earnings multiples accounted for most of the market gains in 2019, we note that stocks are only marginally more expensive than they were before the correction in fourth quarter 2018. And, despite the recent jump in the 10-year U.S. Treasury note yield, it is at approximately the same level as the dividend yield for the S&P 500® Index. While one could make a case for P/E multiple expansion, based on the current level of interest rates and the expected imminent return of corporate profit growth, we suspect “late cycle” psychology may restrain valuations from here. However, a re-rating of non-U.S. stocks is quite possible, given relatively depressed valuations. In terms of sector positioning, we expect pro-growth/ cyclical areas to continue to outperform the market, as recession fears recede. Capital goods and technology stocks stand to especially benefit, based on attractive valuations and the potential for an earnings inflection. Within technology, we expect investor enthusiasm for a 5G wireless spending cycle to boost select semiconductor companies as well as firms leveraged to increasingly complex wireless ecosystems. Central banks’ efforts to fend off risks of disinflation should continue to steepen yield curves, lifting the financial sector. Healthcare remains the most attractive defensive sector of the market, as we believe growth and valuation support are enough to overcome election-related risks. Finally, we suspect defensive “bond proxy” areas of the market, including consumer staples and utilities, may underperform in the near term, due to high valuations against an improving growth backdrop in other areas of the market.

Most non-U.S. markets are more influenced by cyclical swings in the global economy, and even a modest growth uptick could push valuations somewhat higher. However, we remain cautious on Europe, as structural growth impediments outweigh incremental support from improved trade prospects and accommodative fiscal and monetary policy. We remain positive on emerging economies within Asia, including India, South Korea, and China. The Chinese economy continues to slow, yet GDP growth remains well above the global average and equity valuations are attractive. However, outsized growth in the industrial economy is now behind China; therefore, we continue to emphasize secular growth in “new economy” areas, such as healthcare, e-commerce, and information technology.

While the “Goldilocks” environment is supportive of stocks in the near term, 2020 is not without risks. As noted, an inflation “surprise” may be the most underappreciated of these risks. Also, the prospect of a “Phase Two” U.S.-China trade agreement appears daunting, and trade tensions could reemerge. Finally, the U.S. election could bring uncertainty around policy, and the stakes are especially high this time around, given vastly different agendas among candidates. The recent Wuhan Coronavirus outbreak is likely to hit economic growth in the U.S. and globally as well as in China. We are closely monitoring the issue and its broad impact, but historical precedence of similar outbreaks would suggest that the effects will be short-term. From our perspective, a key role of active management is to pivot, perhaps aggressively, when conditions warrant such a move. A focus on quality, including dividend-paying stocks, is a key element within our Fund offerings. They offer inherent downside protection should market conditions change.

Roger J. Sit

Chairman, President, CEO and Global CIO

DECEMBER 31, 2019	3

Sit Balanced Fund

OBJECTIVE & STRATEGY

The dual objectives of the Sit Balanced Fund are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.

The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

Fund Performance

The Sit Balanced Fund’s return for the 6-month period ending December 31, 2019 was +7.03%. The S&P 500® Index return was +10.92% over the period, while the Bloomberg Barclays Aggregate Bond Index gained +2.45%.

Factors that Influenced the Fund’s Performance

The return for the fixed income portion of the portfolio exceeded that of the Bloomberg Barclays Aggregate Bond Index for the 6-month period, as a significant yield advantage relative to the benchmark drove performance. Outperformance generated by the yield advantage was partially offset by underperformance from a price perspective, as the fixed income segment of the portfolio maintained a shorter-than-benchmark duration throughout the period while interest rates declined. The allocation to closed-end bond funds was the best-performing sector within the fixed income portion of the Fund, generating a return more than double that of the benchmark. During the period, the Fund’s modest underperformance in the equity portion was due primarily to stock selection in the retail trade (Ulta Beauty) and health technology (Illumina) sectors and an overweight position in the lagging consumer services sector. This was partially offset by strong stock selection in the electronic technology sector.

Outlook and Positioning

Regarding the fixed income segment of the Fund, the Federal Reserve continued to cut their federal funds rate target throughout 2019, following signs that economic growth was looking vulnerable during the 2nd quarter. Shorter-term interest rates declined in conjunction with these Fed rate cuts, which steepened the yield curve and drove shorter maturity bond prices higher. At present, the fixed income portion of the fund is positioned defensively against a potential rise in interest rates in the second half of 2020. We continue to emphasize maintaining a substantial yield advantage relative to the fixed income benchmark, through above-benchmark exposure to higher income sectors, such as corporate bonds and closed-end bond funds, and an underweight in lower yielding U.S. Government bonds. In the equity portion of the Fund, we continue to balance investments in pro-cyclical growth stocks that provide compelling risk-reward opportunities with more predictable, secular growth stocks, based

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index and the Bloomberg Barclays Aggregate Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the primary index for the equity portion of the Fund.

2 Bloomberg Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year. This is the primary index for the fixed income portion of the Fund.

on the likelihood that “end of cycle” fears will result in continued bouts of equity market volatility. While we believe a barbell approach continues to provide a balanced risk-reward profile, portfolio composition has been shifted toward more stable, visible earnings growth investments.

As of December 31, 2019, the asset allocation of the Fund was 59% equities, 32% fixed income, and 9% cash and equivalents.

Roger J. Sit

Bryce A. Doty

Portfolio Managers

4	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2019

	Sit Balanced Fund	S&P 500® Index [1]	Bloomberg Barclays Aggregate Bond Index [2]
Six Month	7.03%	10.92%	2.45%
One Year	20.69	31.49	8.72
Five Year	8.13	11.70	3.05
Ten Year	9.00	13.56	3.75
Since Inception (12/31/93)	7.24	9.85	5.22

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

2 Bloomberg Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

PORTFOLIO SUMMARY

Net Asset Value 12/31/19:	$25.28 Per Share
Net Asset Value 6/30/19:	$25.06 Per Share
Total Net Assets:	$38.3 Million

TOP HOLDINGS

Top Equity Holdings:

1.	Apple, Inc.
2.	Microsoft Corp.
3.	Visa, Inc.
4.	Alphabet, Inc.
5.	Amazon.com, Inc.

Top Fixed Income Holdings:

1.	U.S. Treasury Strip, 2.34%, 8/15/47
2.	Archer-Daniels-Midland Co., 6.75%, 12/15/2027
3.	Delta Air Lines 2015-1 Class A Pass Through Trust, 3.88%, 7/30/27
4.	Air Canada 2015-1 Trust, 3.60%, 3/15/27
5.	JP Morgan Mortgage Trust, 2019-HYB1 A5A, 3.00%, 10/25/49

Based on total net assets as of December 31, 2019. Subject to change.

FUND DIVERSIFICATION

DECEMBER 31, 2019	5

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2019

Sit Balanced Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 59.2%
Communications - 0.9%
Verizon Communications, Inc.	5,700	349,980

Consumer Durables - 0.7%
YETI Holdings, Inc. *	8,075	280,848

Consumer Non-Durables - 3.4%
Constellation Brands, Inc.	1,450	275,138
Estee Lauder Cos., Inc. - Class A	2,275	469,878
Mondelez International, Inc.	4,300	236,844
NIKE, Inc.	625	63,319
PepsiCo, Inc.	1,975	269,923

		1,315,102

Consumer Services - 4.9%
McDonald’s Corp.	1,750	345,818
Starbucks Corp.	3,450	303,324
Visa, Inc.	5,500	1,033,450
Walt Disney Co.	1,200	173,556

		1,856,148

Electronic Technology - 7.5%
Advanced Micro Devices, Inc. *	1,800	82,548
Apple, Inc.	4,125	1,211,306
Applied Materials, Inc.	7,200	439,488
Broadcom, Inc.	1,460	461,389
Ciena Corp. *	5,500	234,795
Intel Corp.	5,575	333,664
NVIDIA Corp.	475	111,768

		2,874,958

Energy Minerals - 1.6%
Chevron Corp.	2,725	328,390
Marathon Petroleum Corp.	4,600	277,150

		605,540

Finance - 5.8%
Ameriprise Financial, Inc.	1,625	270,693
Aon, PLC	1,150	239,534
Chubb, Ltd.	2,025	315,212
Everest Re Group, Ltd.	225	62,289
First Republic Bank	1,750	205,538
Goldman Sachs Group, Inc.	1,375	316,154
JPMorgan Chase & Co.	2,800	390,320
T Rowe Price Group, Inc.	2,075	252,818
US Bancorp	2,675	158,601

		2,211,159

Health Services - 2.3%
HCA Healthcare, Inc.	1,525	225,410
UnitedHealth Group, Inc.	2,250	661,455

		886,865

Name of Issuer	Quantity	Fair Value ($)

Health Technology - 5.1%
Abbott Laboratories	2,950	256,237
Boston Scientific Corp. *	6,875	310,888
Bristol-Myers Squibb Co.	1,025	65,795
Bristol-Myers Squibb Co., Rights *	1,025	3,085
DexCom, Inc. *	750	164,055
Illumina, Inc. *	350	116,109
Intuitive Surgical, Inc. *	520	307,398
Johnson & Johnson	2,300	335,501
Thermo Fisher Scientific, Inc.	1,200	389,844

		1,948,912

Process Industries - 2.0%
Ecolab, Inc.	2,050	395,629
Sherwin-Williams Co.	600	350,124

		745,753

Producer Manufacturing - 4.5%
3M Co.	875	154,368
Boeing Co.	290	94,470
Honeywell International, Inc.	1,925	340,725
Ingersoll-Rand, PLC	2,175	289,101
L3Harris Technologies, Inc.	1,450	286,912
Northrop Grumman Corp.	500	171,985
Raytheon Co.	1,175	258,194
United Technologies Corp.	950	142,272

		1,738,027

Retail Trade - 3.8%
Amazon.com, Inc. *	410	757,614
Home Depot, Inc.	1,875	409,462
TJX Cos., Inc.	3,150	192,339
Ulta Beauty, Inc. *	430	108,850

		1,468,265

Technology Services - 14.5%
Accenture, PLC	2,025	426,404
Adobe, Inc. *	1,575	519,451
Alphabet, Inc. - Class A *	475	636,210
Alphabet, Inc. - Class C *	205	274,089
Atlassian Corp., PLC *	2,000	240,680
Autodesk, Inc. *	1,700	311,882
Facebook, Inc. *	2,300	472,075
Intuit, Inc.	1,250	327,412
Microsoft Corp.	7,375	1,163,037
PayPal Holdings, Inc. *	3,750	405,637
salesforce.com, Inc. *	3,250	528,580
Splunk, Inc. *	1,550	232,144

		5,537,601

See accompanying notes to financial statements.
6	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity /Principal Amount ($)	Fair Value ($)

Transportation - 1.5%
Delta Air Lines, Inc.	3,400	198,832
Union Pacific Corp.	2,050	370,619

		569,451

Utilities - 0.7%
NextEra Energy, Inc.	1,150	278,484

Total Common Stocks (cost: $14,256,372)		22,667,093

Bonds - 29.0%

Asset-Backed Securities - 2.0%
Bayview Opportunity Master Fund, 2017-SPL1 A, 4.00%, 10/28/64 1, [4]	58,280	59,636
Credit Suisse First Boston Mortgage Corp., 2005-AGE1 M3, 1 Mo. Libor +0.65, 2.44%, 2/25/32 [1]	74,989	75,027
Irwin Home Equity Corp., 2005-1 M1, 5.92%, 6/25/35 [14]	25,120	25,461
New Century Home Equity Loan Trust, 2005-A A4W, 4.67%, 8/25/35 [14]	7,592	7,712
OSCAR US Funding Trust VII, LLC:
2017-2A A3, 2.45%, 12/10/21 [4]	118,863	118,971
2017-2A A4, 2.76%, 12/10/24 [4]	100,000	100,778
Small Business Administration:
2008-20A 1, 5.17%, 1/1/28	40,146	42,609
2007-20H 1, 5.78%, 8/1/27	40,645	43,444
Towd Point Mortgage Trust:
2019-MH1 A2, 3.00%, 11/25/58 1, [4]	100,000	100,105
2019-3 A2, 4.00%, 2/25/59 1, [4]	100,000	106,327
2019-SJ1 A2, 4.17%, 11/25/58 1, [4]	100,000	102,081

		782,151

Collateralized Mortgage Obligations - 7.1%
Fannie Mae:
2017-84 JP, 2.75%, 10/25/47	103,739	103,983
2004-10 ZB, 6.00%, 2/25/34	121,172	135,885
2003-34 A1, 6.00%, 4/25/43	37,762	42,875
2004-T1 1A1, 6.00%, 1/25/44	24,469	27,527
1999-17 C, 6.35%, 4/25/29	13,155	14,349
2001-82 ZA, 6.50%, 1/25/32	18,414	20,213
2009-30 AG, 6.50%, 5/25/39	55,400	61,388
2013-28 WD, 6.50%, 5/25/42	52,605	60,775
2004-T1 1A2, 6.50%, 1/25/44	78,067	89,082
2004-W9 2A1, 6.50%, 2/25/44	43,095	49,138
2015-88 CJ, 6.50%, 7/25/44	110,715	122,564
2010-108AP, 7.00%, 9/25/40	2,141	2,389
2004-T3, 1A3, 7.00%, 2/25/44	7,878	9,159
1993-21 KA, 7.70%, 3/25/23	25,771	27,255
Freddie Mac:
4784 BV, 3.50%, 12/15/32	100,000	102,822
4293 BA, 5.32%, 10/15/47 [1]	12,898	14,182
2122 ZE, 6.00%, 2/15/29	67,057	75,051

Name of Issuer	Principal Amount ($)	Fair Value ($)

2126 C, 6.00%, 2/15/29	43,622	48,213
2485 WG, 6.00%, 8/15/32	45,197	50,917
2480 Z, 6.00%, 8/15/32	40,517	46,212
2575 QE, 6.00%, 2/15/33	19,686	22,244
2980 QA, 6.00%, 5/15/35	23,817	27,178
2283 K, 6.50%, 12/15/23	6,129	6,493
2357 ZJ, 6.50%, 9/15/31	24,296	27,120
T-59 1A1, 6.50%, 10/25/43	68,211	81,080
4520 HM, 6.50%, 8/15/45	42,208	50,030
1142 IA, 7.00%, 10/15/21	18,603	19,013
3946 KW, 7.00%, 11/15/29	1,642	1,670
3704 CT, 7.00%, 12/15/36	18,066	21,180
2238 PZ, 7.50%, 6/15/30	16,274	19,002
Government National Mortgage Association:
2015-80 BA, 6.99%, 6/20/45 [1]	31,288	35,976
2018-147 AM, 7.00%, 10/20/48	118,940	139,691
2018-160 DA, 7.00%, 11/20/48	103,741	120,293
2014-69 W, 7.22%, 11/20/34 [1]	32,075	36,785
2013-133 KQ, 7.30%, 8/20/38 [1]	30,703	35,420
2005-74 HA, 7.50%, 9/16/35	12,597	13,529
JP Morgan Mortgage Trust:
2019-HYB1 A5A, 3.00%, 10/25/49 1, [4]	167,374	166,984
2019-8 A4, 3.50%, 3/25/50 1, [4]	163,856	165,558
2019-9 A8, 3.50%, 5/25/50 1, [4]	125,000	126,281
New Residential Mortgage Loan Trust:
2019-NQM5 A2, 2.86%, 11/25/59 1, [4]	99,668	99,248
2018-3A A1, 4.50%, 5/25/58 1, [4]	78,248	82,527
2016-2A B3, 5.65%, 11/26/35 1, [4]	42,421	45,230
PMT Loan Trust:
2013-J1 A11, 3.50%, 9/25/43 [1,4]	138,337	141,514
Sequoia Mortgage Trust:
2019-5 A4, 3.50%, 12/25/49 1, [4]	99,625	101,252
Vendee Mortgage Trust:
2008-1 B, 6.48%, 3/15/25 [1]	13,412	15,084
1994-2 2, 7.37%, 5/15/24 [1]	12,863	13,312

		2,717,673

Corporate Bonds -9.9%
Air Canada 2015-1 Trust, 3.60%, 3/15/27 [4]	163,099	170,194
Alphabet, Inc., 3.63%, 5/19/21	50,000	51,315
American Airlines 2015-2 Trust, 4.00%, 9/22/27	145,992	153,988
American Airlines 2016-2 Trust, 3.20%, 6/15/28	85,450	87,878
Archer-Daniels-Midland Co., 6.75%, 12/15/27	150,000	190,910
Bank of America Corp., 3.88%, 8/1/25	100,000	107,456
Bank of Nova Scotia (Subordinated), 4.50%, 12/16/25	150,000	164,792
Brighthouse Financial, Inc., 4.70%, 6/22/47	100,000	92,661
Brown &Brown, Inc., 4.20%, 9/15/24	68,000	72,341

See accompanying notes to financial statements.
DECEMBER 31, 2019	7

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2019

Sit Balanced Fund (Continued)

Name of Issuer	Principal Amount ($)	Fair Value ($)

Charles Stark Draper Laboratory, Inc., 4.39%, 9/1/48	100,000	109,705
Delta Air Lines 2015-1 Class A Pass Through Trust, 3.88%, 7/30/27	165,359	173,320
Doric Nimrod Air Alpha 2013-1 Trust, 5.25%, 5/30/23 [4]	39,611	40,748
Doric Nimrod Air Finance Alpha 2012-1 Trust, 5.13%, 11/30/22 [4]	30,824	31,534
Duke Energy Florida, LLC, 2.54%, 9/1/29	50,000	50,153
Fairfax Financial Holdings, 4.85%, 4/17/28	50,000	54,482
Georgia-Pacific, LLC, 7.38%, 12/1/25	100,000	126,566
Hawaiian Airlines 2013-1, 3.90%, 1/15/26	140,050	141,794
ITT, LLC, 7.40%, 11/15/25	25,000	30,925
Johnson & Johnson, 3.55%, 3/1/36	150,000	164,161
Kroger Co., 7.50%, 4/1/31	100,000	138,535
Lincoln National Corp., 7.00%, 6/15/40	100,000	142,297
Mercury General Corp., 4.40%, 3/15/27	125,000	131,427
Northern Trust Corp. (Subordinated), 3 Mo. Libor + 1.13, 3.38%, 5/8/32 [1]	150,000	154,184
Principal Financial Group, Inc., 3 Mo. Libor + 3.04, 4.70%, 5/15/55 [1]	100,000	100,375
Royal Caribbean Cruises, Ltd., 7.50%, 10/15/27	100,000	126,911
Security Benefit Life Insurance Co. (Subordinated), 7.45%, 10/1/33 [4]	100,000	129,869
Spirit Airlines 2015-1A Trust, 4.10%, 4/1/28	114,773	119,614
Union Pacific Railroad Co., 2014-1 Pass Through Trust, 3.23%, 5/14/26	124,200	128,789
United Airlines 2014-1 Class A Pass Through Trust, 4.00%, 4/11/26	97,629	103,792
United Airlines 2015-1 Trust, 3.70%, 12/1/22	100,000	102,856
US Airways 2012-2 Trust, 4.63%, 6/3/25	118,020	127,317
Wachovia Corp., (Subordinated), 7.57%, 8/1/26 [14]	75,000	94,906
Weyerhaeuser Co., 7.85%, 7/1/26	100,000	126,202
Williams Cos, Inc., 7.50%, 1/15/31	45,000	58,731

		3,800,728

Federal Home Loan Mortgage Corporation - 1.1%
5.00%, 10/1/43	76,337	82,715
6.50%, 2/1/22	11,132	11,308
7.50%, 7/1/29	123,459	142,805
7.50%, 3/1/33	113,897	132,473
8.00%, 2/1/34	14,933	17,632
8.38%, 5/17/20	27	27
8.50%, 9/1/24	11,750	12,253

		399,213

Name of Issuer	Principal Amount ($)	Fair Value ($)

Federal National Mortgage Association - 2.0%
4.50%, 8/1/40	50,692	52,678
5.00%, 2/1/33	28,000	29,225
5.50%, 10/1/33	71,863	77,683
6.00%, 2/1/38	53,338	61,183
6.03%, 11/1/43	30,040	33,831
6.50%, 2/1/24	18,868	19,725
6.50%, 9/1/27	51,999	57,716
6.50%, 6/1/40	118,018	132,604
7.00%, 1/1/32	10,812	11,553
7.00%, 3/1/33	26,255	29,646
7.00%, 12/1/38	47,848	53,107
8.00%, 6/1/24	11,572	12,329
8.00%, 1/1/31	12,081	12,222
8.00%, 2/1/31	19,234	23,354
8.00%, 9/1/37	67,831	83,393
8.43%, 7/15/26	2,944	2,998
8.50%, 10/1/30	25,724	29,966
10.00%, 6/1/31	33,115	36,375

		759,588

Government National Mortgage Association - 1.0%
5.00%, 5/20/48	102,713	109,376
5.75%, 12/15/22	31,765	33,162
6.50%, 2/20/32	98,423	112,548
6.50%, 11/20/38	19,934	21,770
7.00%, 12/15/24	10,457	11,021
7.00%, 11/20/27	13,418	15,206
7.00%, 9/20/29	36,346	41,303
7.00%, 9/20/38	11,881	13,959
7.50%, 4/20/32	25,962	29,480
8.00%, 7/15/24	7,796	8,166

		395,991

Taxable Municipal Securities - 4.3%
Baptist Health Obligated Group, 4.10%, 12/1/49	100,000	97,503
Bucks Co. Industrial Dev. Auth., 4.00%, 10/1/21	65,000	65,675
Kentucky Higher Edu. Student Loan Corp. (Subordinated), 5.27%, 6/1/36	100,000	107,094
Lane Cnty. Sch. Dist. No. 52 Bethel, 2.52%, 6/15/27	60,000	59,928
Massachusetts Edu. Auth.:
4.00%, 1/1/32	115,000	118,692
4.41%, 7/1/34	50,000	52,936
MI Hsg. Dev. Auth., 3.53%, 6/1/50	100,000	97,803
MN Hsg. Fin. Agy., 4.73%, 1/1/49	100,000	110,202
ND Hsg. Fin. Agy., 3.70%, 7/1/33	100,000	104,336
North Hudson Sewer Auth., 2.88%, 6/1/28	150,000	150,312
Oregon Port of Newport, 2.85%, 8/1/27	85,000	84,623
Public Finance Authority, 4.23%, 7/1/32	105,000	117,023
So. Dakota Hsg. Dev. Auth., 3.89%, 5/1/32	15,000	15,768

See accompanying notes to financial statements.
8	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Principal Amount ($)/ Quantity	Fair Value ($)

Solano Cnty. Comm. Coll. Dist., 2.38%, 8/1/25	100,000	100,451
South Carolina Ports Auth., 3.88%, 7/1/55	150,000	150,779
Texas Children’s Hospital, 3.37%, 10/1/29 [17]	115,000	120,136
Tulane University, 2.21%, 2/15/36 [1]	95,000	90,357

		1,643,618

U.S. Treasury / Federal Agency Securities - 1.6%
U.S. Treasury Inflation, 0.88%, 1/15/29	101,918	108,226
U.S. Treasury Note, 1.63%, 10/31/26	100,000	98,754
U.S. Treasury Strip, 2.34%, 8/15/47 [6]	775,000	398,215

		605,195

Total Bonds (cost: $10,875,464)		11,104,157

Investment Companies - 2.7%
BlackRock Enhanced Government Fund	4,886	64,251
BlackRock Income Trust	20,900	126,445
Duff & Phelps Utility and Corp. Bond Trust	14,400	131,616
Eaton Vance Short Duration Div. Inc. Fund	9,500	128,250
Eaton Vance, Ltd. Duration Inc. Fund	9,800	129,850
Franklin, Ltd. Duration, Income Trust	6,453	61,884
MFS Intermediate Income Trust	16,500	62,700
Nuveen Multi-Market Income Fund, Inc.	3,953	29,252
Putnam Master Intermediate Income Trust	25,502	120,880
WA Inflation-Linked Opp. & Inc. Fund	10,600	122,324
WA Inflation-Linked Sec. & Inc. Fund	4,600	55,890

Total Investment Companies (cost: $998,216)		1,033,342

Short-Term Securities - 2.4%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.49% (cost: $927,485)	927,485	927,485

Total Investments in Securities - 93.3% (cost: $27,057,537)		35,732,077
Other Assets and Liabilities, net - 6.7%		2,581,800

Total Net Assets - 100.0%		$38,313,877

*	Non-income producing security.

[1]

Variable rate security. Rate disclosed is as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[4]

144A Restricted Security. The total value of such securities as of December 31, 2019 was $1,888,837 and represented 4.9% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying.

[14]	Step Coupon: A bond that pays a coupon rate that increases on a specified date(s). Rate disclosed is as of December 31, 2019.

[17]

Security that is either an absolute and unconditional obligation of the United States Government or is collateralized by securities, loans, or leases guaranteed by the U.S. Government or its agencies or instrumentalities.

LLC — Limited Liability Company

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
DECEMBER 31, 2019	9

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2019

Sit Balanced Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2019 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	22,667,093	—	—	22,667,093
Asset-Backed Securities	—	782,151	—	782,151
Collateralized Mortgage Obligations	—	2,717,673	—	2,717,673
Corporate Bonds	—	3,800,728	—	3,800,728
Federal Home Loan Mortgage Corporation	—	399,213	—	399,213
Federal National Mortgage Association	—	759,588	—	759,588
Government National Mortgage Association	—	395,991	—	395,991
Taxable Municipal Securities	—	1,643,618	—	1,643,618
U.S. Treasury / Federal Agency Securities	—	605,195	—	605,195
Investment Companies	1,033,342	—	—	1,033,342
Short-Term Securities	927,485	—	—	927,485
Total:	24,627,920	11,104,157	—	35,732,077

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
10	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2019	11

Sit Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

Fund Performance

The Sit Dividend Growth Fund Class I posted a + 11.66% return during the 6-month period ending December 31, 2019, compared to the +10.92% return for the S&P 500® Index. The Fund’s gross dividend yield (before deducting Fund expenses) was 2.24% as of 12/31/ 19, compared to 1.87% for the S&P 500® Index.

Factors that Influenced the Fund’s Performance

The Fund posted strong absolute and relative returns over the final six months of 2019, outperforming the S&P500®. Market sentiment broadened over the period, shifting from narrow, momentum stock leadership to more a wider breadth of stocks, including dividend-paying companies. The Fund’s strong stock selection in retail trade stocks, including Target and TJX, was key to outperformance over the period. Avoiding laggards, such as Netflix and Amazon, also contributed to relative performance. In addition, strong stock selection and the Fund’s slight overweight position in the electronic technology sector added to positive relative performance. The main detractor from performance was sector allocation, particularly in the energy minerals (overweight), technology services (underweight), and industrial services (overweight) sectors, combined with stock selection in the finance area (Lincoln National, Public Storage, and Legg Mason). The Fund’s relative performance was also hurt by an overweight position and stock selection in utilities, which lagged, in part, due to their defensive orientation.

Outlook and Positioning

Despite most equity indices hovering near all-time highs, fundamentals are broadly positive and point to another year of gains. Slowing global economic and earnings growth in 2019 has been offset by ongoing easier monetary policy, which should continue to support growth and sentiment in the months ahead. Central banks’ efforts to fend off risks of disinflation should continue to steepen yield curves, boosting the financial sector. With recession fears fading and trade news improving, we expect an uptick in business confidence and capital spending in 2020. In addition, the U.S. consumer has remained resilient and is arguably the strongest component of the global economy. Within this backdrop, we expect cyclical sectors of the market to

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the Fund’s primary index.

outperform more defensive areas, which remain expensive by most measures. Accordingly, from a sector standpoint the portfolio is overweight cyclical sectors, such as producer manufacturing and technology, as they stand to benefit the most from an improvement in investor sentiment and a rebound in growth. The Fund continues to balance these cyclicals against more stable, visible growth stocks such as those in the healthcare sector. We maintain an overweight position in healthcare, as it remains the most attractive defensive sector of the market. Here, we believe strong earnings growth and valuation support are enough to overcome election-related risks. The Fund continues its preference for companies committed to returning capital to shareholders through dividend growth and share repurchases.

Roger J. Sit

Kent L. Johnson

Portfolio Managers

12	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2019

	Sit Dividend Growth Fund
	Class I	Class S	S&P 500® Index [1]
Six Month	11.66%	11.58%	10.92%
One Year	29.10	28.84	31.49
Five Year	10.05	9.78	11.70
Ten Year	12.22	11.94	13.56
Since Inception - Class I (12/31/03)	9.91	n/a	9.11
Since Inception - Class S (3/31/06)	n/a	9.31	9.14

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/19:	$14.33 Per Share
Net Asset Value 6/30/19:	$14.45 Per Share
Total Net Assets:	$219.1 Million
Class S:
Net Asset Value 12/31/19:	$14.26 Per Share
Net Asset Value 6/30/19:	$14.37 Per Share
Total Net Assets:	$38.2 Million

Weighted Average Market Cap:	$230.2 Billion

TOP 10 HOLDINGS

  1. Microsoft Corp.

  2. Apple, Inc.

  3. Verizon Communications, Inc.

  4. Johnson & Johnson

  5. Broadcom, Inc.

  6. JPMorgan Chase & Co.

  7. Home Depot, Inc.

  8. UnitedHealth Group, Inc.

  9. PepsiCo, Inc.

10. Applied Materials, Inc.

Based on total net assets as of December 31, 2019. Subject to change.

SECTOR ALLOCATION

DECEMBER 31, 2019	13

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2019

Sit Dividend Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.7%
Commercial Services - 0.8%
S&P Global, Inc.	7,425	2,027,396

Communications - 3.8%
American Tower Corp.	11,425	2,625,694
Verizon Communications, Inc.	115,075	7,065,605

		9,691,299

Consumer Non-Durables -7.0%
Coca-Cola Co.	68,675	3,801,161
Conagra Brands, Inc.	50,025	1,712,856
Mondelez International, Inc.	45,100	2,484,108
NIKE, Inc.	12,700	1,286,637
PepsiCo, Inc.	36,575	4,998,705
Procter & Gamble Co.	30,300	3,784,470

		18,067,937

Consumer Services - 4.9%
Comcast Corp.	45,750	2,057,378
McDonald’s Corp.	13,050	2,578,810
Visa, Inc.	23,825	4,476,718
Walt Disney Co.	23,375	3,380,726

		12,493,632

Electronic Technology - 12.4%
Apple, Inc.	35,000	10,277,750
Applied Materials, Inc.	75,625	4,616,150
Broadcom, Inc.	17,725	5,601,455
Cisco Systems, Inc.	24,650	1,182,214
Corning, Inc.	44,575	1,297,578
Garmin, Ltd.	21,075	2,056,077
Intel Corp.	62,050	3,713,692
Skyworks Solutions, Inc.	25,250	3,052,220

		31,797,136

Energy Minerals - 5.1%
Chevron Corp.	33,800	4,073,238
ConocoPhillips	63,300	4,116,399
Suncor Energy, Inc.	38,775	1,271,820
Valero Energy Corp.	38,650	3,619,572

		13,081,029

Finance - 15.2%
Ameriprise Financial, Inc.	9,275	1,545,030
Aon, PLC	10,500	2,187,045
Camden Property Trust	20,725	2,198,923
Chubb, Ltd.	12,625	1,965,208
CME Group, Inc.	2,400	481,728
Everest Re Group, Ltd.	6,750	1,868,670
Goldman Sachs Group, Inc.	11,175	2,569,468
Hartford Financial Services Group, Inc.	53,450	3,248,156
JPMorgan Chase & Co.	38,000	5,297,200
Legg Mason, Inc.	61,775	2,218,340
Lincoln National Corp.	28,025	1,653,755

Name of Issuer	Quantity	Fair Value ($)

Physicians Realty Trust	139,825	2,648,286
Synchrony Financial	56,325	2,028,263
T Rowe Price Group, Inc.	28,375	3,457,210
Truist Financial Corp.	70,125	3,949,440
US Bancorp	31,750	1,882,458

		39,199,180

Health Services - 2.6%
Quest Diagnostics, Inc.	16,345	1,745,483
UnitedHealth Group, Inc.	17,075	5,019,708

		6,765,191

Health Technology - 13.7%
Abbott Laboratories	43,625	3,789,268
Agilent Technologies, Inc.	30,025	2,561,433
Amgen, Inc.	11,675	2,814,492
AstraZeneca, PLC, ADR	53,650	2,674,989
Baxter International, Inc.	22,500	1,881,450
Becton Dickinson and Co.	12,825	3,488,015
Johnson & Johnson	44,400	6,476,628
Medtronic, PLC	39,850	4,520,982
Merck & Co., Inc.	43,350	3,942,682
Zimmer Biomet Holdings, Inc.	21,025	3,147,022

		35,296,961

Industrial Services - 2.5%
Jacobs Engineering Group, Inc.	23,100	2,075,073
Kinder Morgan, Inc.	95,550	2,022,794
TC Energy Corp.	45,575	2,429,603

		6,527,470

Process Industries - 2.0%
Air Products & Chemicals, Inc.	4,725	1,110,328
LyondellBasell Industries NV	23,600	2,229,728
Sherwin-Williams Co.	3,325	1,940,270

		5,280,326

Producer Manufacturing - 8.4%
Boeing Co.	4,525	1,474,064
Dover Corp.	17,275	1,991,117
Eaton Corp., PLC	34,700	3,286,784
Emerson Electric Co.	35,050	2,672,913
Honeywell International, Inc.	21,600	3,823,200
Lockheed Martin Corp.	7,625	2,969,022
Motorola Solutions, Inc.	9,675	1,559,030
United Technologies Corp.	25,050	3,751,488

		21,527,618

See accompanying notes to financial statements.
14	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Retail Trade - 5.1%
Home Depot, Inc.	23,025	5,028,200
Target Corp.	32,100	4,115,541
TJX Cos., Inc.	65,625	4,007,062

		13,150,803

Technology Services - 8.3%
Accenture, PLC	15,725	3,311,213
Alphabet, Inc. - Class A *	1,510	2,022,479
Intuit, Inc.	7,275	1,905,541
Microsoft Corp.	78,100	12,316,370
Oracle Corp.	35,500	1,880,790

		21,436,393

Transportation - 2.1%
Union Pacific Corp.	18,350	3,317,496
United Parcel Service, Inc.	18,200	2,130,492

		5,447,988

Name of Issuer	Quantity	Fair Value ($)

Utilities - 4.8%
DTE Energy Co.	25,050	3,253,244
Entergy Corp.	29,350	3,516,130
FirstEnergy Corp.	50,400	2,449,440
NextEra Energy, Inc.	12,800	3,099,648

		12,318,462

Total Common Stocks (cost: $201,796,985)		254,108,821

Short-Term Securities -1.6%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.49% (cost: $4,039,386)	4,039,386	4,039,386

Total Investments in Securities - 100.3% (cost: $205,836,371)		258,148,207
Other Assets and Liabilities, net - (0.3%)		(805,598)

Total Net Assets - 100.0%		$257,342,609

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2019 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	254,108,821	—	—	254,108,821
Short-Term Securities	4,039,386	—	—	4,039,386

Total:	258,148,207	—	—	258,148,207

** For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
DECEMBER 31, 2019	15

Sit Global Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of the MSCI World Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

Fund Performance

Performance of the Sit Global Dividend Growth Fund Class I shares was in line with the MSCI World Index for the 6-month period ended December 31, 2019. The Fund’s shares appreciated +9.13%, compared to a return of +9.14% for the MSCI World Index. The Fund’s gross dividend yield (before deducting Fund expenses) was 2.20% as of December 31, 2019, compared to 2.32% for the MSCI World Index.

Factors that Influenced the Fund’s Performance

Contributing favorably to performance during the 6-month period were the Fund’s holdings in the software & services (Microsoft, Alphabet, and Accenture), diversified financials (JPMorgan Chase, Bank of America, and Partners Group), and retailing (Sherwin-Williams, Inditex, and not owning Amazon.com) industries. Conversely, the holdings in pharmaceuticals (Pfizer, AbbVie, Abbott Laboratories, and Johnson & Johnson) and food, beverage & tobacco (Constellation Brands and Mondelez International), and the higher average cash position detracted from relative performance.

Geographically, the regions of Asia Pacific ex-Japan (underweighting the sector and owning Broadcom and Macquarie Group), Non-Euroland (Logitech and Partners Group), and the United Kingdom (AstraZeneca plc, BAE Systems, and London Stock Exchange) added value due to stock selection during the six-month period. However, holding excess cash negatively impacted relative performance, along with positions in Euroland (Allianz SE and Aurelius Equity Opportunities SE).

Outlook and Positioning

From a global perspective, we continue to favor the U.S., at the expense of the rest of the world. We’ve seen some economic improvement lately in Europe, but we remain very cautious on the sustainability of the marginal improvement. The structural issues, populism movement, uncertain consumer, and the inability of the European Central Bank or Bank of England to stimulate the region all continue. Previously, we noted that we preferred the euro area to that of the United Kingdom, given the Brexit uncertainty. While we now have some perceived clarity on the timing of Brexit, we remain cautious as uncertainty will remain elevated until all the details are worked out. Thus, we still prefer the euro area to that of the United Kingdom. We are underweight Japan, due to continued concern about the country’s structural challenges. An aging population, high national debt levels, and a rigid labor market remain major obstacles to sustainable long-run growth.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

Our sector strategy remains unchanged. We prefer the technology services sector, given the better earnings growth projections relative to other sectors in 2020. We continue to underweight the banking industry due to the poor interest rate environment. In looking at the consumer space, we are more apt to be invested in discretionary stocks at the expense of defensive companies as the growth profile is more favorable. Health care remains at market weight, as we like the sector’s defensive nature and long-term prospects, but believe there are some risks with the upcoming elections. Our emphasis is on pharmaceuticals with attractive pipelines.

The Fund continues to be well-diversified and emphasizes high quality, dividend-paying growth stocks. We believe the Fund is well positioned to outperform in down markets if financial market volatility picks up, which we believe may occur during 2020.

Roger J. Sit	Raymond E. Sit
Tasha M. Murdoff	Kent L. Johnson
Portfolio Managers

16	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2019

	Sit Global Dividend Growth Fund		MSCI
	Class I	Class S	World Index [1]
Six Months	9.13%	8.94%	9.14%
One Year	26.70	26.41	27.67
Five Year	7.35	7.08	8.74
Ten Year	8.35	8.07	9.47
Since Inception (9/30/08)	8.98	8.70	8.53

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/19:	$17.60 Per Share
Net Asset Value 6/30/19:	$16.34 Per Share
Total Net Assets:	$33.3 Million
Class S:
Net Asset Value 12/31/19:	$17.59 Per Share
Net Asset Value 6/30/19:	$16.33 Per Share
Total Net Assets:	$3.5 Million

Weighted Average Market Cap:	$218.8 Billion

TOP 10 HOLDINGS

  1. Microsoft Corp.

  2. Apple, Inc.

  3. JPMorgan Chase & Co.

  4. Johnson & Johnson

  5. Starbucks Corp.

  6. Allianz SE, ADR

  7. Nestle SA

  8. PepsiCo, Inc.

  9. Verizon Communications, Inc.

10. Accenture, PLC

Based on total net assets as of December 31, 2019. Subject to change.

SECTOR ALLOCATION

DECEMBER 31, 2019	17

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2019

Sit Global Dividend Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 97.0%
Asia - 6.1%
Australia - 2.3%
Atlassian Corp., PLC *	3,925	472,334
Macquarie Group, Ltd.	3,900	377,271

		849,605

Japan - 2.5%
Astellas Pharma, Inc.	29,900	514,592
Recruit Holdings Co., Ltd.	10,800	407,429

		922,021

Singapore - 1.3%
Singapore Technologies Engineering, Ltd.	158,600	464,615

Europe - 30.8%
Germany - 5.3%
adidas AG	1,385	450,222
Allianz SE, ADR	35,000	847,350
Aurelius SE & Co.	5,500	240,606
Siemens AG	3,200	418,315

		1,956,493

Ireland - 3.2%
Accenture, PLC	3,675	773,845
Ingersoll-Rand, PLC	2,950	392,114

		1,165,959

Netherlands - 0.8%
LyondellBasell Industries NV	3,225	304,698

Spain - 2.6%
Iberdrola SA	60,400	621,954
Industria de Diseno Textil SA	9,800	345,721

		967,675

Switzerland -7.5%
Chubb, Ltd.	1,750	272,405
Logitech International SA	12,950	610,722
Lonza Group AG	1,450	529,180
Nestle SA	7,525	814,703
Partners Group Holding AG	585	536,401

		2,763,411

United Kingdom - 11.4%
AstraZeneca, PLC, ADR	15,400	767,844
BAE Systems, PLC	74,675	558,673
Cineworld Group, PLC	149,650	434,317
Diageo, PLC, ADR	4,225	711,574
DS Smith, PLC	94,275	479,779
London Stock Exchange Group, PLC	6,875	705,768
RELX, PLC	21,200	534,102

		4,192,057

Name of Issuer	Quantity	Fair Value ($)

North America - 60.1%
Bermuda - 0.3%
Everest Re Group, Ltd.	350	96,894

Canada - 1.8%
Suncor Energy, Inc.	10,275	337,020
TC Energy Corp.	6,300	335,853

		672,873

United States - 58.0%
Abbott Laboratories	8,300	720,938
Alphabet, Inc. - Class A *	450	602,726
Apple, Inc.	4,000	1,174,600
Applied Materials, Inc.	8,175	499,002
Arthur J Gallagher & Co.	3,775	359,493
Bank of America Corp.	16,300	574,086
Broadcom, Inc.	1,825	576,737
Chevron Corp.	4,150	500,116
Constellation Brands, Inc.	2,750	521,812
Delta Air Lines, Inc.	4,850	283,628
Euronet Worldwide, Inc. *	575	90,597
Goldman Sachs Group, Inc.	1,400	321,902
Home Depot, Inc.	2,550	556,869
Honeywell International, Inc.	3,200	566,400
Intel Corp.	8,625	516,206
Johnson & Johnson	6,925	1,010,150
JPMorgan Chase & Co.	7,350	1,024,590
L3Harris Technologies, Inc.	2,050	405,634
Lockheed Martin Corp.	1,565	609,380
Marathon Petroleum Corp.	7,950	478,988
McDonald’s Corp.	1,860	367,555
Microsoft Corp.	12,100	1,908,170
Mondelez International, Inc.	7,100	391,068
PepsiCo, Inc.	5,775	789,269
Scotts Miracle-Gro Co.	2,625	278,722
Sherwin-Williams Co.	800	466,832
Starbucks Corp.	9,875	868,210
T Rowe Price Group, Inc.	4,800	584,832
Thermo Fisher Scientific, Inc.	1,175	381,722
Union Pacific Corp.	4,050	732,200
United Technologies Corp.	3,375	505,440
UnitedHealth Group, Inc.	675	198,436
US Bancorp	7,900	468,391
Verizon Communications, Inc.	12,750	782,850
Waste Management, Inc.	5,900	672,364
WEC Energy Group, Inc.	6,150	567,214

		21,357,129

Total Common Stocks (cost: $25,314,781)		35,713,430

See accompanying notes to financial statements.
18	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Short-Term Securities - 3.0%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.49% (cost: $1,120,194)	1,120,195	1,120,195

Total Investments in Securities - 100.0% (cost: $26,434,975)		36,833,625
Other Assets and Liabilities, net - 0.0%		(12,889)

Total Net Assets - 100.0%		$36,820,736

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2019 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	849,605	—	—	849,605
Bermuda	96,894	—	—	96,894
Canada	672,873	—	—	672,873
Germany	1,956,493	—	—	1,956,493
Ireland	1,165,959	—	—	1,165,959
Japan	922,021	—	—	922,021
Netherlands	304,698	—	—	304,698
Singapore	464,615	—	—	464,615
Spain	967,675	—	—	967,675
Switzerland	2,763,411	—	—	2,763,411
United Kingdom	4,192,057	—	—	4,192,057
United States	21,357,129	—	—	21,357,129
Short-Term Securities	1,120,195	—	—	1,120,195

Total:	36,833,625	—	—	36,833,625

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
DECEMBER 31, 2019	19

Sit Large Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

Fund Performance

The Sit Large Cap Growth Fund’s return was +11.36% during the 6-month period ending December 31, 2019, compared to a +12.27% return for the Russell 1000® Growth Index. The S&P 500® Index return for the period was +10.92%.

Factors that Influenced the Fund’s Performance

The Fund posted strong absolute returns over the period; however, it lagged the Russell 1000® Growth Index due to several factors. The largest detractor to relative performance over the 6-month period was the Fund’s stock selection in the health technology sector, where we owned Illumina, which detracted from performance, but were underweight Amgen, Bristol-Myers Squibb, and AbbVie, top performers in the sector. The Fund has maintained an underweight position in the sector as we saw better growth opportunities in other areas. As policy rhetoric on issues, such as “Medicare for All,” became more muted in the later stages of 2019, stocks in this space rebounded after a period of underperformance. Adverse stock selection in the consumer non-durables (Constellation Brands) and consumer services (Marriott International and McDonald’s) sectors also weighed on performance. Countering this, stock selection in the electronic technology and technology services sectors contributed favorably to the Fund’s performance. Some of the best-performing stocks here were: Applied Materials, Intel, Alphabet, and Splunk. Additionally, stock selection in the finance sector, including JPMorgan Chase, boosted relative returns.

Outlook and Positioning

Stocks posted strong gains over the 6-month period, driven primarily by price-to-earnings multiple expansion, as valuations continued their recovery from the lows seen at the end of 2018. With equity valuations now at “fair” levels, we believe an improvement in corporate earnings will be a key determinant of the direction and magnitude of equity returns going forward. Global monetary and fiscal accommodation, which is expected to continue into calendar 2020, provide a favorable backdrop for economic growth and equity price appreciation looking ahead. The U.S.-China trade deal provides a positive catalyst for equity markets and should contribute to improving capital spending. The 2020 U.S. presidential election will likely receive a disproportionate amount of investor focus vis-à-vis past

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 1000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

elections and contribute to elevated financial market volatility. Diversification and an emphasis on companies with visible growth remain key elements of our investment strategy. Sector leadership will likely vacillate, as investors struggle with ongoing uncertainties surrounding geopolitics, trade, and the efficacy of easier monetary policy at this stage of the economic cycle. We continue to believe in the merits of a “barbell” strategy, balancing pro-growth cyclicals with more stable, visible growth companies. During the period, we continued to shift to a slightly cyclical bias, in anticipation of a recovery in capital spending and manufacturing activity in 2020, by adding to the Fund’s overweight positions in the technology services and producer manufacturing sectors. The Fund continues to have minimal exposure to slow growth sectors, including energy and utilities.

Roger J. Sit

Ronald D. Sit

Portfolio Managers

20	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2019

	Sit Large Cap Growth Fund	Russell 1000® Growth Index [1]	Russell 1000® Index [2]
Six Month	11.36%	12.27%	10.59%
One Year	32.81	36.39	31.43
Five Year	12.39	14.63	11.48
Ten Year	12.44	15.22	13.54
Since Inception [3] (9/2/82)	10.38	11.62	11.93

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 1000® Index is an unmanaged index that measures the performance of approximately 1,000 of the largest U.S. companies by market capitalization.

3 On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

PORTFOLIO SUMMARY

Net Asset Value 12/31/19:	$43.20 Per Share
Net Asset Value 6/30/19:	$42.53 Per Share
Total Net Assets:	$122.7 Million
Weighted Average Market Cap:	$390.2 Billion

TOP 10 HOLDINGS

  1. Apple, Inc.

  2. Microsoft Corp.

  3. Alphabet, Inc.

  4. Amazon.com, Inc.

  5. Visa, Inc.

  6. Facebook, Inc.

  7. UnitedHealth Group, Inc.

  8. salesforce.com, Inc.

  9. Adobe, Inc.

10. Broadcom, Inc.

Based on total net assets as of December 31, 2019. Subject to change.

SECTOR ALLOCATION

DECEMBER 31, 2019	21

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2019

Sit Large Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 99.1%
Communications - 1.0%
Verizon Communications, Inc.	20,925	1,284,795

Consumer Durables - 1.0%
YETI Holdings, Inc. *	36,425	1,266,862

Consumer Non- Durables - 5.6%
Constellation Brands, Inc.	7,425	1,408,894
Estee Lauder Cos., Inc. - Class A	11,275	2,328,738
Mondelez International, Inc.	17,900	985,932
NIKE, Inc.	3,200	324,192
PepsiCo, Inc.	13,125	1,793,794

		6,841,550

Consumer Services - 7.6%
McDonald’s Corp.	6,650	1,314,107
Starbucks Corp.	21,900	1,925,448
Visa, Inc.	27,300	5,129,670
Walt Disney Co.	6,200	896,706

		9,265,931

Electronic Technology - 15.6%
Advanced Micro Devices, Inc. *	9,400	431,084
Apple, Inc.	36,700	10,776,955
Applied Materials, Inc.	38,900	2,374,456
Broadcom, Inc.	7,800	2,464,956
Ciena Corp. *	28,900	1,233,741
Intel Corp.	16,800	1,005,480
NVIDIA Corp.	3,725	876,492

		19,163,164

Energy Minerals - 1.1%
Chevron Corp.	4,900	590,499
Marathon Petroleum Corp.	12,400	747,100

		1,337,599

Finance - 4.7%
Aon, PLC	5,975	1,244,533
Bank of America Corp.	20,400	718,488
Chubb, Ltd.	5,050	786,083
Goldman Sachs Group, Inc.	5,150	1,184,139
JPMorgan Chase & Co.	4,900	683,060
T Rowe Price Group, Inc.	9,725	1,184,894

		5,801,197

Health Services - 4.1%
HCA Healthcare, Inc.	8,100	1,197,261
UnitedHealth Group, Inc.	13,000	3,821,740

		5,019,001

Name of Issuer	Quantity	Fair Value ($)

Health Technology - 7.5%
Abbott Laboratories	15,500	1,346,330
Boston Scientific Corp. *	36,700	1,659,574
DexCom, Inc. *	4,050	885,897
Illumina, Inc. *	1,800	597,132
Intuitive Surgical, Inc. *	2,800	1,655,220
Johnson & Johnson	9,400	1,371,178
Thermo Fisher Scientific, Inc.	5,250	1,705,568

		9,220,899

Process Industries - 2.8%
Ecolab, Inc.	8,425	1,625,941
Sherwin-Williams Co.	3,150	1,838,151

		3,464,092

Producer Manufacturing - 6.6%
3M Co.	3,900	688,038
Boeing Co.	2,025	659,664
Honeywell International, Inc.	8,425	1,491,225
Ingersoll-Rand, PLC	8,900	1,182,988
L3Harris Technologies, Inc.	6,550	1,296,048
Northrop Grumman Corp.	2,700	928,719
Raytheon Co.	5,000	1,098,700
United Technologies Corp.	4,900	733,824

		8,079,206

Retail Trade - 7.9%
Amazon.com, Inc. *	3,150	5,820,696
Home Depot, Inc.	11,125	2,429,478
TJX Cos., Inc.	22,700	1,386,062

		9,636,236

Technology Services - 30.4%
Accenture, PLC	11,425	2,405,762
Adobe, Inc. *	8,750	2,885,837
Alphabet, Inc. - Class A *	625	837,119
Alphabet, Inc. - Class C *	4,835	6,464,492
Atlassian Corp., PLC *	10,375	1,248,528
Autodesk, Inc. *	9,800	1,797,908
Facebook, Inc. *	18,950	3,889,487
Intuit, Inc.	6,100	1,597,773
Microsoft Corp.	62,000	9,777,400
PayPal Holdings, Inc. *	19,300	2,087,681
salesforce.com, Inc. *	18,825	3,061,698
Splunk, Inc. *	8,100	1,213,137

		37,266,822

See accompanying notes to financial statements.
22	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Transportation - 2.4%
Delta Air Lines, Inc.	18,400	1,076,032
Union Pacific Corp.	10,150	1,835,018

		2,911,050

Utilities - 0.8%
NextEra Energy, Inc.	4,000	968,640

Total Common Stocks (cost: $57,697,343)		121,527,044

Name of Issuer	Quantity	Fair Value ($)

Short-Term Securities - 1.0%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.49% (cost: $1,201,311)	1,201,311	1,201,311

Total Investments in Securities - 100.1% (cost: $58,898,654)		122,728,355
Other Assets and Liabilities, net - (0.1%)		(63,795)

Total Net Assets - 100.0%		$122,664,560

*	Non-income producing security.

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2019 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	121,527,044	—	—	121,527,044
Short-Term Securities	1,201,311	—	—	1,201,311
Total:	122,728,355	—	—	122,728,355

**   For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
DECEMBER 31, 2019	23

Sit ESG Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit ESG Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in companies that the Adviser believes have strong environmental, social and corporate governance (ESG) practices at the time of purchase. The Fund invests in common stocks of U.S. and foreign companies, primarily of large to medium capitalizations (companies with market capitalization in excess of $2 billion).

Fund Performance

The Sit ESG Growth Fund Class I shares slightly underperformed the MSCI World Index for the 6-month period ended December 31, 2019. The Fund’s Class I shares appreciated +9.09%, while the return of the MSCI World Index was +9.14%.

Factors that Influenced the Fund’s Performance

Contributing favorably to performance during the 6-month period were the Fund’s holdings in the software & services (Alphabet, Microsoft, and Facebook) and retailing (Inditex, TJX, and not owning Amazon.com) industries. Conversely, the food, beverage & tobacco holdings (Coca-Cola European Partners and Nestle S.A.), the pharmaceuticals holdings (Pfizer, AbbVie, and Johnson & Johnson), and the insurance holdings (Prudential Financial and Allianz SE) detracted from absolute and relative performance.

From a geographic standpoint, the regions of Japan (Recruit Holdings, Astellas Pharma, Terumo, and Keyence), Asia Pacific ex-Japan (not owning any securities), and North America (Intel, JPMorgan Chase, Alphabet and Starbucks, and not owning Amazon.com) added value due to positive stock selection in the six-month period. However, the overweight in the United Kingdom relative to the MSCI World Index and the higher average cash balance negatively impacted the Fund’s relative performance.

Outlook and Positioning

From a global perspective, we continue to favor the U.S., at the expense of the rest of the world. We’ve seen some economic improvement of late in Europe, but we remain very cautious on the sustainability of the marginal improvement. The structural issues, populism movement, uncertain consumer, and the inability of the European Central Bank or Bank of England to stimulate the region all persist. Previously, we noted that we preferred the euro area to that of the United Kingdom, given the Brexit uncertainty. While there appears to be some clarity now on the timing of Brexit, we remain cautious, as uncertainty will remain elevated until all the details are worked out. So, we still prefer the euro area over the United Kingdom. We are underweight Japan due to continued concern about the country’s structural challenges. An aging population, high national debt levels, and a rigid labor market remain major obstacles to sustainable long-run growth.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

Our sector strategy remains unchanged. We prefer the technology services sector, given the better earnings growth projections relative to other sectors in 2020. We continue to underweight the banking industry due to the poor interest rate environment. In looking at the consumer space, we are more apt to be invested in discretionary stocks at the expense of defensive companies, as their growth profile is more favorable. Health care remains a market weight, as we like the sector’s defensive nature and long-term prospects, but believe there are some risks with the upcoming elections. Our emphasis is on pharmaceuticals with attractive pipelines.

The focus of the Sit ESG Fund is to invest at least 80% of the assets in companies that have strong ESG (environmental, social, and corporate governance) practices. We remain positive about the long term outlook for companies held in the Fund, based on attractive valuations and sustainable earnings growth potential.

Roger J. Sit

Ronald D. Sit

Portfolio Managers

24	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2019

	Sit ESG Growth Fund		MSCI
	Class I	Class S	World Index [1]
Six Month	9.09%	8.92%	9.14%
One Year	26.41	26.06	27.67
Since Inception (6/30/16)	11.79	11.50	12.77

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/19:	$14.19 Per Share
Net Asset Value 6/30/19:	$13.21 Per Share
Total Net Assets:	$3.7 Million
Class S:
Net Asset Value 12/31/19:	$14.13 Per Share
Net Asset Value 6/30/19:	$13.16 Per Share
Total Net Assets:	$3.2 Million

Weighted Average Market Cap:	$234.0 Billion

TOP 10 HOLDINGS

  1. Microsoft Corp.

  2. Allianz SE, ADR

  3. Apple, Inc.

  4. Ingersoll-Rand, PLC

  5. Novartis AG, ADR

  6. Alphabet, Inc. - Class A

  7. Iberdrola SA, ADR

  8. Visa, Inc.

  9. Home Depot, Inc.

10. Verizon Communications, Inc.

Based on total net assets as of December 31, 2019. Subject to change.

SECTOR ALLOCATION

DECEMBER 31, 2019	25

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2019

Sit ESG Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 97.0%
Asia - 9.3%
Japan - 8.4%
Astellas Pharma, Inc.	4,500	77,447
Keyence Corp.	200	70,848
Recruit Holdings Co., Ltd.	3,100	116,947
Shiseido Co., Ltd.	1,100	78,783
Sony Corp., ADR	1,925	130,900
Terumo Corp.	2,600	92,964

		567,889

Singapore - 0.9%
Singapore Technologies Engineering, Ltd.	21,500	62,984

Europe - 33.3%
Germany - 6.2%
adidas AG, ADR	650	105,820
Allianz SE, ADR	9,900	239,679
Siemens AG, ADR	1,175	76,340

		421,839

Ireland - 5.2%
Accenture, PLC	575	121,078
CRH, PLC, ADR	1,200	48,396
Ingersoll-Rand, PLC	1,400	186,088

		355,562

Netherlands - 2.1%
ING Groep NV, ADR	12,075	145,504

Spain - 3.8%
Iberdrola SA, ADR	4,050	167,306
Industria de Diseno Textil SA	2,575	90,840

		258,146

Switzerland - 7.6%
Logitech International SA	1,550	73,098
Lonza Group AG	320	116,784
Nestle SA, ADR	1,425	154,271
Novartis AG, ADR	1,800	170,442

		514,595

United Kingdom - 8.4%
AstraZeneca, PLC, ADR	2,950	147,087
BAE Systems, PLC, ADR	2,300	69,644
Coca-Cola European Partners, PLC	2,100	106,848
Diageo, PLC, ADR	785	132,210
RELX, PLC, ADR	4,700	118,769

		574,558

North America - 54.4%
Canada - 1.9%
Suncor Energy, Inc.	4,000	131,200

Name of Issuer	Quantity	Fair Value ($)

United States - 52.5%
3M Co.	400	70,568
Adobe, Inc. *	410	135,222
Allstate Corp.	525	59,036
Alphabet, Inc. - Class A *	125	167,424
Apple, Inc.	800	234,920
Baxter International, Inc.	850	71,077
Boston Scientific Corp. *	3,000	135,660
ConocoPhillips	1,250	81,288
Delta Air Lines, Inc.	1,200	70,176
Ecolab, Inc.	775	149,567
Facebook, Inc. *	620	127,255
Goldman Sachs Group, Inc.	600	137,958
Home Depot, Inc.	745	162,693
Intel Corp.	2,125	127,181
Johnson & Johnson	975	142,223
JPMorgan Chase & Co.	1,075	149,855
Lockheed Martin Corp.	185	72,035
Microsoft Corp.	2,000	315,400
NIKE, Inc.	700	70,917
PepsiCo, Inc.	875	119,586
salesforce.com, Inc. *	850	138,244
Starbucks Corp.	1,600	140,672
T Rowe Price Group, Inc.	1,175	143,162
TJX Cos., Inc.	1,380	84,263
UnitedHealth Group, Inc.	500	146,990
Verizon Communications, Inc.	2,600	159,640
Visa, Inc.	875	164,412

		3,577,424

Total Common Stocks (cost: $4,746,752)		6,609,701

Short-Term Securities - 3.0%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.49% (cost: $204,267)	204,267	204,267

Total Investments in Securities - 100.0% (cost: $4,951,019)		6,813,968
Other Assets and Liabilities, net - 0.0%		1,974

Total Net Assets - 100.0%		$6,815,942

*	Non-income producing security.

  ADR — American Depositary Receipt

  PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments

See accompanying notes to financial statements.
26	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

A summary of the levels for the Fund’s investments as of December 31, 2019 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Canada	131,200	—	—	131,200
Germany	421,839	—	—	421,839
Ireland	355,562	—	—	355,562
Japan	567,889	—	—	567,889
Netherlands	145,504	—	—	145,504
Singapore	62,984	—	—	62,984
Spain	258,146	—	—	258,146
Switzerland	514,595	—	—	514,595
United Kingdom	574,558	—	—	574,558
United States	3,577,424	—	—	3,577,424
Short-Term Securities	204,267	—	—	204,267

Total:	6,813,968	—	—	6,813,968

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
DECEMBER 31, 2019	27

Sit Mid Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in common stocks that, at the time of purchase, have market capitalizations that fall within the range of companies included in the Russell Midcap® Growth Index during the most recent 12-month period. The Russell Midcap® Growth Index ranged from approximately $365 million to $82 billion during the 12-month period ended December 31, 2019.

Fund Performance

The Sit Mid Cap Growth Fund’s return during the 6-month period ending December 31, 2019 was +4.64%, compared to a +7.44% return for the Russell Midcap® Growth Index. The Russell Midcap® Index advanced +7.58% during the period.

Factors that Influenced the Fund’s Performance

The Fund underperformed its benchmark during the latest 6-month period, mostly due to stock selection in three sectors. First, stock selection in the retail trade sector weighed on performance. The main contributor to this was the Fund’s large position in Ulta Beauty (-27%), which, after an extended period of outperformance, gave back some of its gains in the final six months of 2019. Second, the Fund was negatively impacted by stock selection in the consumer services sector where the Fund’s holdings in for-profit university operators Strategic Education and Grand Canyon Education weighed on performance. Finally, although the Fund benefitted from its underweight position in technology services, this was not enough to overcome negative stock selection in the sector. On a positive note, stock selection in the finance, health services, and producer manufacturing sectors added to the Fund’s performance. Strong performers in these groups during the period included Carlyle Group, First Republic Bank, Ameriprise Financial, Teladoc Health, Anixter International, Hubbell, and Carlisle Cos.

Outlook and Positioning

During the period, midcap stocks, while posting strong returns, lagged their large cap peers. Returns during the period were largely driven by multiple expansion, as investor sentiment improved due to a combination of monetary policy and progress in U.S.-China trade negotiations. Central banks’ efforts to fend off risks of disinflation should continue to steepen yield curves, lifting the financial sector. Accordingly, the Fund is structured to benefit through a large overweight position in these stocks. The Fund also maintains an overweight position in the electronic technology sector, as we believe emerging technologies – including 5G, investment in cloud computing, and artificial intelligence – will prove to be secular growth drivers and should

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell Midcap® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

benefit semiconductor holdings. Additionally, the Fund remains underweight the retail trade sector, as e-commerce and changing consumer buying patterns continue to pressure many established brick-and-mortar businesses in the area. Selective ownership in this sector is focused on companies that have demonstrated resilient business models in the face of industrywide changes. The Fund also maintains a large underweight position in the commercial services sector, as we believe the evolving digital landscape will continue to pressure legacy companies in mature markets.

Roger J. Sit

Kent L. Johnson

Robert W. Sit

Portfolio Managers

28	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2019

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index [1]	Russell Midcap® Index [2]
Six Month	4.64%	7.44%	7.58%
One Year	30.21	35.47	30.54
Five Year	7.70	11.60	9.33
Ten Year	11.16	14.24	13.19
Since Inception (9/2/82)	11.44	n/a	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. if imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell Midcap® Index is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index.

PORTFOLIO SUMMARY

Net Asset Value 12/31/19:	$18.33 Per Share
Net Asset Value 6/30/19:	$18.84 Per Share
Total Net Assets:	$171.2 Million
Weighted Average Market Cap:	$23.0 Billion

TOP 10 HOLDINGS

  1. TJX Cos., Inc.

  2. Euronet Worldwide, Inc.

  3. Ingersoll-Rand, PLC

  4. DexCom, Inc.

  5. Arista Networks, Inc.

  6. Waste Connections, Inc.

  7. Booz Allen Hamilton Holding Corp.

  8. Thermo Fisher Scientific, Inc.

  9. ANSYS, Inc.

10. Autodesk, Inc.

Based on total net assets as of December 31, 2019. Subject to change.

SECTOR ALLOCATION

DECEMBER 31, 2019	29

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2019

Sit Mid Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.2%
Commercial Services - 4.0%
ASGN, Inc. *	13,525	959,869
Booz Allen Hamilton Holding Corp.	48,200	3,428,466
Brink’s Co.	26,625	2,414,355

		6,802,690

Consumer Durables - 1.9%
YETI Holdings, Inc. *	91,500	3,182,370

Consumer Non-Durables -1.6%
Canada Goose Holdings, Inc. *	19,100	692,184
Coca-Cola European Partners, PLC	40,700	2,070,816

		2,763,000

Consumer Services - 7.8%
Chegg, Inc. *	60,825	2,305,876
Cinemark Holdings, Inc.	45,600	1,543,560
Dunkin’ Brands Group, Inc.	21,600	1,631,664
Nexstar Media Group, Inc.	20,650	2,421,212
Service Corp. International	55,500	2,554,665
Strategic Education, Inc.	7,800	1,239,420
Vail Resorts, Inc.	7,200	1,726,776

		13,423,173

Electronic Technology - 13.7%
Advanced Micro Devices, Inc. *	55,300	2,536,058
Applied Materials, Inc.	35,475	2,165,394
Arista Networks, Inc. *	17,900	3,640,860
Broadcom, Inc.	9,100	2,875,782
Cabot Microelectronics Corp.	10,825	1,562,264
Ciena Corp. *	44,800	1,912,512
Garmin, Ltd.	26,500	2,585,340
Keysight Technologies, Inc. *	10,950	1,123,798
MKS Instruments, Inc.	11,750	1,292,618
Monolithic Power Systems, Inc.	5,400	961,308
Skyworks Solutions, Inc.	23,900	2,889,032

		23,544,966

Energy Minerals - 0.7%
Marathon Petroleum Corp.	19,500	1,174,875

Finance - 9.8%
Ameriprise Financial, Inc.	7,800	1,299,324
Arthur J Gallagher & Co.	18,900	1,799,847
Axis Capital Holdings, Ltd.	20,500	1,218,520
Carlyle Group LP	96,800	3,105,344
First Republic Bank	16,550	1,943,798
Intercontinental Exchange, Inc.	25,300	2,341,515
Legg Mason, Inc.	35,900	1,289,169
New York Community Bancorp, Inc.	107,050	1,286,741
SVB Financial Group *	4,250	1,066,920
T Rowe Price Group, Inc.	11,800	1,437,712

		16,788,890

Name of Issuer	Quantity	Fair Value ($)

Health Services - 2.7%
Encompass Health Corp.	24,100	1,669,407
Teladoc Health, Inc. *	34,350	2,875,782

		4,545,189

Health Technology - 11.5%
Align Technology, Inc. *	8,900	2,483,456
BioMarin Pharmaceutical, Inc. *	20,300	1,716,365
DexCom, Inc. *	16,950	3,707,643
Edwards Lifesciences Corp. *	3,600	839,844
Exact Sciences Corp. *	25,700	2,376,736
Insulet Corp. *	11,700	2,003,040
iRhythm Technologies, Inc. *	17,950	1,222,216
Jazz Pharmaceuticals, PLC *	5,700	850,896
Sarepta Therapeutics, Inc. *	7,600	980,704
Thermo Fisher Scientific, Inc.	10,550	3,427,378

		19,608,278

Industrial Services - 3.5%
Jacobs Engineering Group, Inc.	27,800	2,497,274
Waste Connections, Inc.	38,950	3,536,270

		6,033,544

Non-Energy Minerals - 1.3%
Trex Co., Inc. *	25,100	2,255,988

Process Industries - 3.5%
Ecolab, Inc.	15,500	2,991,345
Scotts Miracle-Gro Co.	27,600	2,930,568

		5,921,913

Producer Manufacturing - 9.0%
AMETEK, Inc.	24,000	2,393,760
Anixter International, Inc. *	4,675	430,568
Carlisle Cos., Inc.	13,300	2,152,472
Dover Corp.	3,000	345,780
Hubbell, Inc.	16,000	2,365,120
Ingersoll-Rand, PLC	31,700	4,213,564
L3Harris Technologies, Inc.	12,700	2,512,949
Rockwell Automation, Inc.	5,100	1,033,617

		15,447,830

Retail Trade - 4.2%
TJX Cos., Inc.	78,500	4,793,210
Ulta Beauty, Inc. *	9,700	2,455,458

		7,248,668

Technology Services - 19.6%
Altair Engineering, Inc. *	24,800	890,568
ANSYS, Inc. *	13,000	3,346,330
Aspen Technology, Inc. *	19,900	2,406,507
Atlassian Corp., PLC *	22,900	2,755,786
Autodesk, Inc. *	17,900	3,283,934
Booking Holdings, Inc. *	650	1,334,924
Euronet Worldwide, Inc. *	29,575	4,659,837

See accompanying notes to financial statements.
30	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

GoDaddy, Inc. *	14,600	991,632
Guidewire Software, Inc. *	15,300	1,679,481
HubSpot, Inc. *	10,300	1,632,550
Paycom Software, Inc. *	6,100	1,615,036
PTC, Inc. *	39,600	2,965,644
Qualys, Inc. *	8,950	746,162
Science Applications International Corp.	25,100	2,184,202
Splunk, Inc. *	20,900	3,130,193

		33,622,786

Transportation - 1.9%
Alaska Air Group, Inc.	26,400	1,788,600
Knight-Swift Transportation Holdings, Inc.	41,600	1,490,944

		3,279,544

Name of Issuer	Quantity	Fair Value ($)

Utilities - 1.5%
WEC Energy Group, Inc.	27,800	2,563,994

Total Common Stocks (cost: $93,722,658)		168,207,698

Short-Term Securities - 2.4%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.49% (cost: $4,046,502)	4,046,502	4,046,502

Total Investments in Securities - 100.6% (cost: $97,769,160)		172,254,200
Other Assets and Liabilities, net - (0.6%)		(1,026,060)

Total Net Assets - 100.0%		$171,228,140

*	Non-income producing security.

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2019 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	168,207,698	—	—	168,207,698
Short-Term Securities	4,046,502	—	—	4,046,502

Total:	172,254,200	—	—	172,254,200

**   For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
DECEMBER 31, 2019	31

Sit Small Cap Dividend Growth Fund Class I and Class S

OBJECTIVE &STRATEGY

The objective of the Sit Small Cap Dividend Growth Fund is to provide current income that exceeds the Fund’s benchmark index and that grows over a period of years. Secondarily the Fund seeks long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in small cap dividend-paying common stocks that have market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($10.3 billion as of December 31, 2019). The Fund may invest the balance of its assets in preferred stocks, convertible bonds, U.S. Treasury securities (including Treasury bills, notes and bonds), closed-end investment companies, and master limited partnerships.

Fund Performance

The Sit Small Cap Dividend Growth Fund Class I posted a +7.19% return over the last past six months ending December 31, 2019, which was roughly in line with the +7.30% return for the Russell 2000® Index. The Fund’s gross dividend yield (before deducting Fund expenses) was 2.32% as of 12/31/19, compared to a yield of 1.42% for the Russell 2000® Index.

Factors that Influenced the Fund’s Performance

Contributing favorably to performance during the 6-month period were the Fund’s stock selections in the electronic technology, producer manufacturing, consumer durables, and technology services sectors. An overweight position in the electronic technology sector also helped performance. In terms of individual stocks, the best performers included: MKS Instruments, Monolithic Power Systems, Cabot Microelectronics, MSA Safety, Acushnet Holdings, Thor Industries, BRP, and ManTech International. Conversely, the Fund’s positions in health technology, retail trade, and utilities as well as a significant underweight position in health technology and heavy sector overweight in consumer services weighed on absolute and relative performance. Many of the stocks in the health technology sector are non-dividend paying biotech companies with zero or minimal prospects of paying a dividend in the future. Accordingly, health technology sector performance was constrained by the type of companies that the Fund seeks to own (i.e., cash flow-generating enterprises that pay dividends), compared to the more speculative constituents in the benchmark. Holdings that detracted from performance included Strategic Education, Tortoise Energy Infrastructure, Covanta Holding, Vermilion Energy, and Camping World Holdings.

Outlook and Positioning

Small capitalization stocks posted strong gains over the 6-month period, mainly due to valuation expansion resulting from easing trade tensions and accommodative monetary policy. We believe equity returns this year will be largely driven by earnings growth, and that dividend-paying companies will remain attractive in this environment of muted returns. Accordingly, the Fund is over weighted in those sectors where we believe earnings growth will exceed that of the market average. The Fund’s overweight positions in electronic technology, commercial

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in an index. This is the Fund’s primary index.

services, and producer manufacturing should be helped by declining recession fears, easy year-ago comparisons, and an expected uptick in capital spending and manufacturing activity. Select tech companies should also benefit, as U.S. technology capital spending continues to grow, driven by investment in cloud computing and an increase in enterprise spending. Additionally, the Fund’s position in the finance sector should benefit from a steepening yield curve driving expanding net interest margins at banks. Finally, we believe defensive “bond proxy” areas of the market, including REITs and select utilities, provide a good hedge to market risks, including the upcoming U.S. Presidential election, growing geopolitical tensions, and a potential escalation in trade tension with China. While expensive on certain valuation metrics, these stocks look attractive, given their yield advantage to both the market and prevailing U.S. Treasury yields.

Roger J. Sit                                     Michael T. Manns

Kent L. Johnson                             Robert W. Sit

Portfolio Managers

32	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2019

	Sit Small Cap Dividend Growth Fund		Russell
	Class I	Class S	2000® Index [1]
Six Month	7.19%	7.00%	7.30%
One Year	27.11	26.70	25.53
Since Inception (3/31/15)	6.53	6.25	7.71

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to directly invest in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/19:	$12.61	Per Share
Net Asset Value 6/30/19:	$11.89	Per Share
Total Net Assets:	$12.1	Million
Class S:
Net Asset Value 12/31/19:	$12.60	Per Share
Net Asset Value 6/30/19:	$11.88	Per Share
Total Net Assets:	$4.3	Million

Weighted Average Market Cap:	$4.7	Billion

TOP 10 HOLDINGS

  1. MKS Instruments, Inc.

  2. Monolithic Power Systems, Inc.

  3. Cabot Microelectronics Corp.

  4. Strategic Education, Inc.

  5. Carlyle Group LP

  6. Nexstar Media Group, Inc.

  7. Booz Allen Hamilton Holding Corp.

  8. Encompass Health Corp.

  9. KBR, Inc.

10. Scotts Miracle-Gro Co.

Based on total net assets as of December 31, 2019. Subject to change.

SECTOR ALLOCATION

DECEMBER 31, 2019	33

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2019

Sit Small Cap Dividend Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 96.6%
Commercial Services -7.1%
Booz Allen Hamilton Holding Corp.	4,675	332,533
Brink’s Co.	3,400	308,312
Colliers International Group, Inc.	2,350	183,230
Deluxe Corp.	2,700	134,784
Herman Miller, Inc.	4,900	204,085

		1,162,944

Communications - 0.6%
Shenandoah Telecommunications Co.	2,300	95,703

Consumer Durables - 3.5%
Acushnet Holdings Corp.	7,300	237,250
BRP, Inc.	2,175	99,115
National Presto Industries, Inc.	750	66,292
Thor Industries, Inc.	2,300	170,867

		573,524

Consumer Non-Durables - 0.5%
Sensient Technologies Corp.	1,250	82,612

Consumer Services - 10.8%
Chegg, Inc. *	6,250	236,938
Cinemark Holdings, Inc.	4,500	152,325
Dunkin’ Brands Group, Inc.	2,625	198,292
Nexstar Media Group, Inc.	2,850	334,162
Service Corp. International	5,350	246,260
Strategic Education, Inc.	2,290	363,881
Vail Resorts, Inc.	1,000	239,830

		1,771,688

Electronic Technology - 9.1%
Cabot Microelectronics Corp.	2,700	389,664
MKS Instruments, Inc.	4,600	506,046
Monolithic Power Systems, Inc.	2,575	458,402
Power Integrations, Inc.	1,400	138,474

		1,492,586

Energy Minerals - 0.5%
Delek US Holdings, Inc.	2,300	77,119

Finance - 26.4%
American Equity Investment Life Holding Co.	5,250	157,133
Axis Capital Holdings, Ltd.	5,250	312,060
Carlyle Group LP	10,525	337,642
CubeSmart	5,250	165,270
Donegal Group, Inc.	7,700	114,114
Essential Properties Realty Trust, Inc.	3,400	84,354
Evercore Partners, Inc.	2,800	209,328
Great Western Bancorp, Inc.	3,200	111,168
Hanover Insurance Group, Inc.	1,075	146,920
HCI Group, Inc.	4,400	200,860
Hercules Capital, Inc.	13,100	183,662
Legg Mason, Inc.	6,300	226,233
Macquarie Infrastructure Corp.	4,150	177,786

Name of Issuer	Quantity	Fair Value ($)

New York Community Bancorp, Inc.	6,275	75,426
Old National Bancorp	9,550	174,670
People’s United Financial, Inc.	16,325	275,892
Physicians Realty Trust	13,300	251,902
Piper Jaffray Cos	2,875	229,828
QTS Realty Trust, Inc.	4,350	236,074
Stifel Financial Corp.	4,000	242,600
STORE Capital Corp.	3,375	125,685
Wintrust Financial Corp.	4,000	283,600

		4,322,207

Health Services -2.0%
Encompass Health Corp.	4,750	329,032

Health Technology - 3.8%
AtriCure, Inc. *	5,700	185,307
Atrion Corp.	40	30,060
iRhythm Technologies, Inc. *	1,200	81,708
PerkinElmer, Inc.	1,675	162,642
STERIS, PLC	1,100	167,662

		627,379

Industrial Services - 3.0%
EMCOR Group, Inc.	2,000	172,600
KBR, Inc.	10,775	328,638

		501,238

Non-Energy Minerals - 1.3%
Commercial Metals Co.	3,950	87,967
PotlatchDeltic Corp.	2,810	121,589

		209,556

Process Industries - 4.9%
Apogee Enterprises, Inc.	3,925	127,563
Domtar Corp.	3,575	136,708
Huntsman Corp.	4,650	112,344
Neenah, Inc.	1,550	109,166
Scotts Miracle-Gro Co.	3,025	321,194

		806,975

Producer Manufacturing - 11.4%
Applied Industrial Technologies, Inc.	1,950	130,046
Carlisle Cos, Inc.	1,300	210,392
Crane Co.	2,675	231,066
H&E Equipment Services, Inc.	1,250	41,788
Hubbell, Inc.	2,100	310,422
Lincoln Electric Holdings, Inc.	2,500	241,825
MSA Safety, Inc.	2,300	290,628
Oshkosh Corp.	2,400	227,160
Watsco, Inc.	1,050	189,158

		1,872,485

Retail Trade - 1.0%
Casey’s General Stores, Inc.	1,000	158,990

See accompanying notes to financial statements.
34	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Technology Services - 3.7%
Globant SA *	1,800	190,890
ManTech International Corp.	1,800	143,784
Science Applications International Corp.	3,075	267,586

		602,260

Transportation - 3.1%
Alaska Air Group, Inc.	3,825	259,144
Knight-Swift Transportation Holdings, Inc.	3,425	122,752
Marten Transport, Ltd.	5,800	124,642

		506,538

Name of Issuer	Quantity	Fair Value ($)

Utilities - 3.9%
Black Hills Corp.	2,000	157,080
Covanta Holding Corp.	13,400	198,856
New Jersey Resources Corp.	3,775	168,252
Spire, Inc.	1,375	114,551

		638,739

Total Common Stocks (cost: $12,376,223)		15,831,575

Investment Companies -1.2%
Tortoise Energy Infrastructure Corp. (cost: $301,643)	11,425	204,850

Short-Term Securities - 1.6%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.49% (cost: $261,459)	261,459	261,459

Total Investments in Securities - 99.4% (cost: $12,939,325)		16,297,884
Other Assets and Liabilities, net - 0.6%		97,286

Total Net Assets - 100.0%		$16,395,170

*	Non-income producing security.

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2019 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	15,831,575	—	—	15,831,575
Investment Companies	204,850	—	—	204,850
Short-Term Securities	261,459	—	—	261,459

Total:	16,297,884	—	—	16,297,884

**   For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
DECEMBER 31, 2019	35

Sit Small Cap Growth Fund

OBJECTIVE &STRATEGY

The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($10.3 billion as of December 31, 2019).

The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

Fund Performance

The Sit Small Cap Growth Fund return was +3.50% over the 6-month period ending December 31, 2019. This compares to a +6.75% return for the Russell 2000® Growth Index and a +7.30% gain for the Russell 2000® Index.

Factors that Influenced the Fund’s Performance

The majority of the Fund’s underperformance during the period can be explained by its stock selection and underweight position in the health technology sector. The Fund remains underweight this sector in excess of 1000 basis points. Here, the Fund’s underweight position is concentrated in biotechnology stocks. Many of these companies, which outperformed the benchmark over the period, are years away from becoming profitable. While we strive to outperform market indices under any market backdrop, there are times when not investing in these highly speculative companies will constrain results. The Fund’s overweight positions and stock selections in consumer services and technology services also weighed on performance. Conversely, benefitting returns, the Fund’s consumer durables positions (Yeti Holdings, Acushnet Holdings, Thor Industries, and BRP) posted strong returns during the period. In addition, performance was helped by stock selection in electronic technology (Skyworks Solutions, MKS Instruments, and Monolithic Power Systems). Producer manufacturing, which benefitted from an expected uptick in industrial production, also added to returns.

Outlook and Positioning

In terms of sector positioning, we expect pro-growth/cyclical areas to continue to outperform the market, as recession fears continue to recede. Produce manufacturing and technology stocks stand to benefit especially, based on attractive valuations and the potential for an upward earnings inflection. Within technology, we expect investor enthusiasm for a 5G wireless spending cycle to boost select semiconductor companies as well as firms leveraged to increasingly complex wireless ecosystems. The U.S. consumer remains a key driver of domestic growth, with a strong holiday shopping season lifting investor spirits and bolstering projections that consumer spending will sustain solid U.S. economic growth. Accordingly, the Fund retains significant overweight positions in the consumer durables and consumer

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

services sectors. Conversely, we continue to maintain a significant underweight position in health technology, as many of the biotech companies in the Russell 2000® Growth Index are reliant on debt or equity offerings to fund operations and rely on binary events, such as clinical trials and acquisition potential, to drive stock performance. The Fund maintains a preference for investing in proven, cash-generating companies. With small capitalization valuations at the high end of their historical levels, we believe stock price appreciation will largely come from earnings growth. Hence, the Fund is positioned towards more visible growth companies, which we expect to generate above-average near- and long-term earnings growth.

Roger J. Sit	Kent L. Johnson
Robert W. Sit
Portfolio Managers

36	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2019

	Sit Small Cap Growth Fund	Russell 2000® Growth Index [1]	Russell 2000® Index [2]
Six Month	3.50%	6.75%	7.30%
One Year	29.17	28.48	25.53
Five Year	6.11	9.34	8.23
Ten Year	10.40	13.01	11.83
Since Inception (7/1/94)	10.00	8.30	9.35

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization.

PORTFOLIO SUMMARY

Net Asset Value 12/31/19:	$55.64	Per Share
Net Asset Value 6/30/19:	$55.46	Per Share
Total Net Assets:	$100.7	Million
Weighted Average Market Cap:	$7.9	Billion

TOP 10 HOLDINGS

  1. Euronet Worldwide, Inc.

  2. Waste Connections, Inc.

  3. Globant SA

  4. Paycom Software, Inc.

  5. Booz Allen Hamilton Holding Corp.

  6. YETI Holdings, Inc.

  7. Monolithic Power Systems, Inc.

  8. Nexstar Media Group, Inc.

  9. Scotts Miracle-Gro Co.

10. ASGN, Inc.

Based on total net assets as of December 31, 2019. Subject to change.

SECTOR ALLOCATION

DECEMBER 31, 2019	37

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2019

Sit Small Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 97.5%
Commercial Services - 6.2%
ASGN, Inc. *	25,100	1,781,347
Booz Allen Hamilton Holding Corp.	26,500	1,884,945
Brink’s Co.	16,000	1,450,880
Colliers International Group, Inc.	14,225	1,109,123

		6,226,295

Communications - 0.6%
Shenandoah Telecommunications Co.	13,300	553,413

Consumer Durables - 6.0%
Acushnet Holdings Corp.	38,400	1,248,000
BRP, Inc.	12,450	567,346
Take-Two Interactive Software, Inc. *	12,800	1,567,104
Thor Industries, Inc.	11,200	832,048
YETI Holdings, Inc. *	53,700	1,867,686

		6,082,184

Consumer Non-Durables - 1.2%
Canada Goose Holdings, Inc. *	12,100	438,504
Primo Water Corp. *	65,800	738,605

		1,177,109

Consumer Services - 9.6%
Chegg, Inc. *	35,825	1,358,126
Cinemark Holdings, Inc.	33,600	1,137,360
Dunkin’ Brands Group, Inc.	12,800	966,912
Grand Canyon Education, Inc. *	3,600	344,844
Nexstar Media Group, Inc.	15,225	1,785,131
Service Corp. International	28,600	1,316,458
Strategic Education, Inc.	9,100	1,445,990
Vail Resorts, Inc.	5,600	1,343,048

		9,697,869

Electronic Technology - 9.1%
Arista Networks, Inc. *	7,800	1,586,520
Cabot Microelectronics Corp.	8,825	1,273,624
Ciena Corp. *	26,250	1,120,612
MKS Instruments, Inc.	15,750	1,732,658
Monolithic Power Systems, Inc.	10,200	1,815,804
Skyworks Solutions, Inc.	13,200	1,595,616

		9,124,834

Energy Minerals - 1.4%
Delek US Holdings, Inc.	21,300	714,189
Marathon Petroleum Corp.	11,926	718,542

		1,432,731

Finance - 4.7%
Axis Capital Holdings, Ltd.	12,500	743,000
First Republic Bank	6,400	751,680
Legg Mason, Inc.	31,800	1,141,938

Name of Issuer	Quantity	Fair Value ($)

Physicians Realty Trust	49,000	928,060
SVB Financial Group *	4,575	1,148,508

		4,713,186

Health Services - 2.7%
Encompass Health Corp.	14,600	1,011,342
Teladoc Health, Inc. *	20,300	1,699,516

		2,710,858

Health Technology - 12.3%
Align Technology, Inc. *	4,650	1,297,536
AtriCure, Inc. *	33,700	1,095,587
Bio-Techne Corp.	4,800	1,053,648
Exact Sciences Corp. *	15,700	1,451,936
Insulet Corp. *	4,950	847,440
iRhythm Technologies, Inc. *	17,600	1,198,384
Kindred Biosciences, Inc. *	58,725	497,988
PerkinElmer, Inc.	8,400	815,640
Sarepta Therapeutics, Inc. *	13,400	1,729,136
STAAR Surgical Co. *	13,350	469,520
STERIS, PLC	9,100	1,387,022
Wright Medical Group NV *	18,500	563,880

		12,407,717

Industrial Services - 6.3%
Advanced Disposal Services, Inc. *	48,100	1,581,047
EMCOR Group, Inc.	15,800	1,363,540
KBR, Inc.	43,500	1,326,750
Waste Connections, Inc.	23,100	2,097,249

		6,368,586

Non-Energy Minerals - 1.7%
Trex Co., Inc. *	18,700	1,680,756

Process Industries - 3.1%
Apogee Enterprises, Inc.	23,600	767,000
Domtar Corp.	15,800	604,192
Scotts Miracle-Gro Co.	16,800	1,783,824

		3,155,016

Producer Manufacturing - 9.8%
Anixter International, Inc. *	2,700	248,670
Crane Co.	15,400	1,330,252
H&E Equipment Services, Inc.	7,650	255,740
Hubbell, Inc.	10,000	1,478,200
IDEX Corp.	6,100	1,049,200
Lincoln Electric Holdings, Inc.	11,700	1,131,741
MSA Safety, Inc.	12,700	1,604,772
Oshkosh Corp.	13,800	1,306,170
Rexnord Corp. *	17,650	575,743
Watsco, Inc.	5,050	909,758

		9,890,246

See accompanying notes to financial statements.
38	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Retail Trade - 1.4%
Casey’s General Stores, Inc.	4,300	683,657
Ulta Beauty, Inc. *	3,050	772,077

		1,455,734

Technology Services - 18.3%
Altair Engineering, Inc. *	29,983	1,076,690
ANSYS, Inc. *	4,900	1,261,309
Aspen Technology, Inc. *	14,500	1,753,485
Euronet Worldwide, Inc. *	16,600	2,615,496
Globant SA *	19,250	2,041,462
GoDaddy, Inc. *	15,025	1,020,498
Guidewire Software, Inc. *	9,000	987,930
HubSpot, Inc. *	9,450	1,497,825
Paycom Software, Inc. *	7,450	1,972,462
PTC, Inc. *	17,600	1,318,064
Qualys, Inc. *	10,050	837,868
Science Applications International Corp.	14,800	1,287,896
Talend SA, ADR *	19,100	747,001

		18,417,986

Transportation - 2.0%
Alaska Air Group, Inc.	11,500	779,125
Knight-Swift Transportation Holdings, Inc.	13,500	483,840
Marten Transport, Ltd.	33,050	710,244

		1,973,209

Name of Issuer	Quantity	Fair Value ($)

Utilities - 1.1%
Fortis, Inc.	12,107	502,683
Spire, Inc.	7,525	626,908

		1,129,591

Total Common Stocks (cost: $59,916,476)		98,197,320

Short-Term Securities - 2.9%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.49% (cost: $2,961,827)	2,961,827	2,961,827

Total Investments in Securities - 100.4% (cost: $62,878,303)		101,159,147
Other Assets and Liabilities, net - (0.4%)		(440,184)

Total Net Assets - 100.0%		$100,718,963

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2019 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	98,197,320	—	—	98,197,320
Short-Term Securities	2,961,827	—	—	2,961,827
Total:	101,159,147	—	—	101,159,147

**   For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

     There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
DECEMBER 31, 2019	39

Sit International Growth Fund

OBJECTIVE STRATEGY

The objective of the Sit International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

Fund Performance

The Sit International Growth Fund shares underperformed the MSCI EAFE Index for the 6-month period ended December 31, 2019. The Fund’s shares appreciated +5.55% versus a return of + 7. 01% for the MSCI EAFE Index.

Factors that Influenced the Fund’s Performance

Contributing favorably to performance during the 6-month period were the Fund’s holdings in the retailing (Alibaba Group and Inditex), diversified financials (London Stock Exchange and Partners Group), and energy (Suncor Energy) industries. Conversely, the holdings in pharmaceuticals (Canopy Growth, Cronos Group, and CSL), software & services (Euronet Worldwide and Atlassian), and insurance (Prudential plc, Ping An Insurance, and AIA Group) detracted from absolute and relative performance.

Geographically, the regions of Asia Pacific ex-Japan (Alibaba Group, CSPC Pharmaceutical Group, and Broadcom), Euroland (Schneider Electric, CRH plc, and Inditex), and Non-Euroland (Garmin, Logitech, and Partners Group) added value due to stock selection during the six-month period. Conversely, holdings in the United Kingdom (Cineworld Group, Coca-Cola European Partners plc, and Prudential plc) and Japan (Suzuki Motor and Shiseido) negatively impacted absolute and relative performance.

Outlook and Positioning

From a global perspective, we continue to favor Asia ex-Japan, at the expense of Japan, given the stronger demographic growth profile. We remain underweight Japan due to continued concern about the country’s structural challenges. An aging population, high national debt levels, and a rigid labor market remain major obstacles to sustainable long-run growth. While we’ve seen some economic improvement recently in Europe, we remain very cautious on the sustainability of the marginal improvement. The structural issues, populism movement, uncertain consumer, and the inability of the European Central Bank or Bank of England to stimulate the region all persist. Previously, we noted that we preferred the euro area to that of the United Kingdom, given the Brexit uncertainty. While we now have some perceived clarity on the timing of Brexit, we remain cautious, as uncertainty will remain elevated until all the details are worked out. Therefore, we still prefer the euro area to that of the United Kingdom.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI EAFE Index and MSCI EAFE Growth Index. The primary index used to compare the Fund’s performance was changed to the MSCI EAFE Index from the MSCI EAFE Growth Index because the Investment Adviser believes that the MSCI EAFE Index more accurately reflects the Fund’s investment objectives and strategies. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada. This is the Fund’s primary index.

Our sector strategy remains unchanged. We prefer the technology services sector, given the better earnings growth projections relative to other sectors in 2020. We continue to underweight the banking industry, given the poor interest rate environment. In looking at the consumer space, we are more apt to be invested in discretionary stocks at the expense of defensive companies, as their growth profile is more favorable. Health care remains a market weight, as we like the sector’s defensive nature and long-term prospects, but believe there are some risks with the upcoming elections. Our emphasis is on pharmaceuticals with attractive pipelines.

Roger J. Sit             Tasha M. Murdoff

Portfolio Managers

40	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2019

	Sit International Growth Fund	MSCI EAFE Index [1]
Six Month	5.55%	7.01%
One Year	26.17	22.01
Five Year	5.10	5.67
Ten Year	4.89	5.50
Since Inception (11/1/91)	4.10	5.41

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US &Canada.

FUND DIVERSIFICATION - BY REGION

	Sit Int’l Growth Fund	MSCI EAFE Index
Europe	58.1%	63.1%
Asia	29.4	36.4
North America	9.2	—
Latin America	1.9	—
Africa/Middle East	—	0.5
Cash & Other Net Assets	1.4	—

Based on total net assets as of December 31, 2019. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 12/31/19:	$17.91	Per Share
Net Asset Value 6/30/19:	$17.13	Per Share
Total Net Assets:	$24.3	Million
Weighted Average Market Cap:	$83.1	Billion

TOP 10 HOLDINGS

  1. Nestle SA

  2. Allianz SE

  3. adidas AG

  4. London Stock Exchange Group, PLC

  5. Schneider Electric SE

  6. ASML Holding NV

  7. Alibaba Group Holding, Ltd., ADR

  8. Euronet Worldwide, Inc.

  9. Safran SA

10. Iberdrola SA

Based on total net assets as of December 31, 2019. Subject to change.

SECTOR ALLOCATION

DECEMBER 31, 2019	41

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2019

Sit International Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 97.3%
Asia - 28.1%
Australia - 4.5%
Amcor, Ltd.	12,100	132,207
Atlassian Corp., PLC *	2,500	300,850
Macquarie Group, Ltd.	2,600	251,514
Rio Tinto, PLC, ADR	4,400	261,184
Westpac Banking Corp., ADR	8,300	140,934

		1,086,689

China/Hong Kong - 10.3%
AIA Group, Ltd.	32,200	338,021
Alibaba Group Holding, Ltd., ADR *	2,350	498,435
Baidu, Inc., ADR *	1,525	192,760
China Tower Corp., Ltd.	1,136,000	250,750
CSPC Pharmaceutical Group, Ltd.	88,000	209,828
ENN Energy Holdings, Ltd.	18,400	201,065
Ping An Insurance Group Co. of China, Ltd.	33,500	395,949
Tencent Holdings, Ltd.	9,000	433,813

		2,520,621

Japan - 9.1%
Astellas Pharma, Inc.	14,300	246,109
Keyence Corp.	1,000	354,240
Recruit Holdings Co., Ltd.	11,200	422,519
Shiseido Co., Ltd.	4,100	293,647
Sony Corp., ADR	6,300	428,400
Terumo Corp.	13,100	468,395

		2,213,310

Singapore - 2.2%
DBS Group Holdings, Ltd.	15,600	300,181
Singapore Technologies Engineering, Ltd.	78,400	229,671

		529,852

South Korea - 2.0%
LG Chem, Ltd.	975	267,683
Samsung Electronics Co., Ltd., GDR	185	220,705

		488,388

Europe - 58.1%
France - 8.0%
AXA SA	11,750	330,951
Dassault Systemes SA	2,625	431,513
Safran SA	3,200	494,089
Schneider Electric SE	5,000	513,180
Talend SA, ADR *	4,900	191,639

		1,961,372

Name of Issuer	Quantity	Fair Value ($)

Germany - 6.5%
adidas AG	1,630	529,864
Allianz SE	2,250	551,206
Aurelius SE & Co.	4,660	203,859
Siemens AG	2,225	290,860

		1,575,789

Ireland - 2.2%
CRH, PLC, ADR	6,100	246,013
STERIS, PLC	1,950	297,219

		543,232

Netherlands - 4.0%
ASML Holding NV	1,700	503,098
ING Groep NV	16,000	191,821
Koninklijke Philips NV	5,750	280,600

		975,519

Spain - 4.2%
Cellnex Telecom SA	6,123	263,533
Iberdrola SA	45,900	472,644
Industria de Diseno Textil SA	7,900	278,693

		1,014,870

Sweden - 0.9%
Hexagon AB	3,800	212,996

Switzerland - 14.7%
Garmin, Ltd.	3,600	351,216
Interroll Holding AG	120	269,684
Logitech International SA	8,125	383,175
Lonza Group AG	1,075	392,323
Nestle SA	6,600	714,557
Novartis AG	4,325	410,692
Partners Group Holding AG	385	353,016
Roche Holding AG	1,320	428,270
Zurich Insurance Group AG	680	279,012

		3,581,945

United Kingdom - 17.6%
Ashtead Group, PLC	9,600	306,970
AstraZeneca, PLC, ADR	8,300	413,838
BAE Systems, PLC	52,600	393,521
Cineworld Group, PLC	99,900	289,932
Coca-Cola European Partners, PLC	5,400	274,752
Diageo, PLC, ADR	2,775	467,365
DS Smith, PLC	63,600	323,670
HomeServe, PLC	15,000	251,146
London Stock Exchange Group, PLC	5,100	523,552
Reckitt Benckiser Group, PLC	3,100	251,674
RELX, PLC	14,700	370,344
Royal Dutch Shell, PLC, ADR - Class A	4,500	265,410
Royal Dutch Shell, PLC, ADR - Class B	2,400	143,928

		4,276,102

See accompanying notes to financial statements.
42	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Latin America - 1.9%
Argentina - 1.9%
Globant SA *	4,350	461,317

North America - 9.2%
Canada - 4.7%
Alimentation Couche-Tard, Inc.	5,200	165,024
BRP, Inc.	2,925	133,259
Colliers International Group, Inc.	1,600	124,752
Suncor Energy, Inc.	13,100	429,680
Waste Connections, Inc.	3,250	295,067

		1,147,782

United States - 4.5%
Broadcom, Inc.	1,025	323,920
Euronet Worldwide, Inc. *	3,150	496,314
Mondelez International, Inc.	4,800	264,384

		1,084,618

Total Common Stocks (cost: $17,683,927)		23,674,402

Investment Companies - 1.3%
iShares MSCI India ETF (cost: $258,887)	8,700	305,805

Short-Term Securities - 1.2%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.49% (cost: $302,785)	302,785	302,785

Total Investments in Securities - 99.8% (cost: $18,245,599)		24,282,992
Other Assets and Liabilities, net - 0.2%		39,069

Total Net Assets - 100.0%		$24,322,061

*	Non-income producing security.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
DECEMBER 31, 2019	43

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2019

Sit International Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2019 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Argentina	461,317	—	—	461,317
Australia	1,086,689	—	—	1,086,689
Canada	1,147,782	—	—	1,147,782
China/Hong Kong	2,520,621	—	—	2,520,621
France	1,961,372	—	—	1,961,372
Germany	1,575,789	—	—	1,575,789
Ireland	543,232	—	—	543,232
Japan	2,213,310	—	—	2,213,310
Netherlands	975,519	—	—	975,519
Singapore	529,852	—	—	529,852
South Korea	488,388	—	—	488,388
Spain	1,014,870	—	—	1,014,870
Sweden	212,996	—	—	212,996
Switzerland	3,581,945	—	—	3,581,945
United Kingdom	4,276,102	—	—	4,276,102
United States	1,084,618	—	—	1,084,618
Investment Companies	305,805	—	—	305,805
Short-Term Securities	302,785	—	—	302,785

Total:	24,282,992	—	—	24,282,992

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
44	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2019	45

Sit Developing Markets Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

Fund Performance

The Sit Developing Markets Growth Fund increased +6.47% for the 6-month period ended December 31, 2019, outperforming the return of +5.67% for the MSCI Emerging Markets Index.

Factors that Influenced the Fund’s Performance

Contributing favorably to performance during the 6-month period were the Fund’s holdings in the consumer services (TAL Education), technology hardware & equipment (Skyworks Solutions and Hon Hai Precision), and pharmaceuticals (CSPC Pharmaceutical) industries. Conversely, the holdings in software & services (owning PagSeguro Digital and Prosus N.V., and not owning NAVER), banks (Banco Santander-Chile), and semiconductors (not owning SK hynix and MediaTek) hurt performance.

Geographically, stock selection in the Africa/Mideast region added value, while stock selection in the Latin America and Asia Pacific ex-Japan regions negatively impacted performance. By country, our exposure to China, South Africa, and the United States aided relative outperformance, but Brazil, Hong Kong, and Korea impacted performance adversely. Emerging Market equities performance was driven by the imminent U.S.-China “Phase One” trade agreement, improving global economic growth, and central bank easing.

Outlook and Positioning

We believe that the U.S.-China trade deal could be a turning point for U.S.-China trade tensions and expect the de-escalation to have a positive impact on both Chinese and global economic growth. Still, the longer-term trend in China’s economic growth is downward, as structural adjustments in fiscal, financial, corporate, and household areas will continue to limit growth. In India, GDP growth continues to slow, but the recent catalysts of lower corporate taxes, relaxed foreign direct investment rules, initiatives to increase credit to the private sector, and cuts in interest rates should gradually filter through to the economy. South Korea’s economy will benefit from improving trade, as exports represent over 40% of GDP and about 70% of exports to China are for intermediate use. Brazil’s pace of growth remains sluggish, as the recovery in domestic demand and investment growth have been slow. In Mexico, the recent ratification of the U.S.-Mexico-Canada Agreement by the U.S. Senate is a crucial milestone in providing clarity between these countries. However, the economic outlook in Mexico remains bleak due to weak domestic demand and investment.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI Emerging Markets Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

From a global perspective, we continue to prefer Asia Pacific ex-Japan, primarily China, and to remain underweight Latin America. China’s projected economic growth of about +6% still stands out relative to other major economies. Our China investment strategy remains on “new economy” opportunities in e-commerce, healthcare, and information technology. India’s recently-introduced stimulus measures should support economic growth. Therefore, our India holdings are concentrated in the more economically sensitive areas of consumer, financials, energy, information services, and industrials. In South Korea, the economy should benefit from the U.S.-China trade deal, so we like exporters of computer chips, electrical machinery, and smartphones. Our underweights in Brazil and Mexico are because of their grim economic growth outlooks. Our Brazil investments are in the consumer and financial sectors. In Mexico, a bright spot is consumer staples, whose earnings should rise due to the recent hike in the minimum wage.

Roger J. Sit         Raymond E. Sit

Portfolio Managers

46	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURN

as of December 31, 2019

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index [1]
Six Month	6.47%	5.67%
One Year	19.77	15.43
Five Year	4.97	3.11
Ten Year	2.06	1.20
Since Inception (7/1/94)	4.23	3.36

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.

FUND DIVERSIFICATION - BY REGION

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index
Asia	71.2%	73.6%
Latin America	10.6	11.4
Africa/Middle East	9.9	9.0
North America	4.0	—
Europe	—	6.0
Cash & Other Net Assets	4.3	—

Based on total net assets as of December 31, 2019. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 12/31/19:	$16.96 Per Share
Net Asset Value 6/30/19:	$16.21 Per Share
Total Net Assets:	$10.8 Million
Weighted Average Market Cap:	$118.9 Billion

TOP 10 HOLDINGS

  1. Alibaba Group Holding, Ltd., ADR

  2. Samsung Electronics Co., Ltd.

  3. Tencent Holdings, Ltd.

  4. TAL Education Group, ADR

  5. Taiwan Semiconductor Co.

  6. iShares MSCI India ETF

  7. HDFC Bank, Ltd., ADR

  8. NICE Systems, Ltd., ADR

  9. Geopark, Ltd.

10. Bid Corp., Ltd.

Based on total net assets as of December 31, 2019. Subject to change.

SECTOR ALLOCATION

DECEMBER 31, 2019	47

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2019

Sit Developing Markets Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 92.1%
Africa/Middle East - 9.9%
Israel - 3.1%
NICE Systems, Ltd., ADR *	2,175	337,451

South Africa - 6.8%
Bid Corp., Ltd.	13,200	311,207
Bidvest Group, Ltd.	5,525	80,776
Naspers, Ltd.	1,425	233,070
Prosus NV *	1,425	106,344

		731,397

Asia - 67.6%
Australia - 1.4%
Rio Tinto, PLC, ADR	2,475	146,916

China/Hong Kong - 39.0%
AIA Group, Ltd.	21,400	224,648
Alibaba Group Holding, Ltd., ADR *	2,875	609,787
Baidu, Inc., ADR *	1,375	173,800
China Construction Bank Corp.	359,000	310,059
China Mengniu Dairy Co., Ltd.	48,000	194,038
China Petroleum & Chemical Corp., ADR	3,100	186,465
China Tower Corp., Ltd.	586,000	129,348
CSPC Pharmaceutical Group, Ltd.	120,000	286,129
ENN Energy Holdings, Ltd.	21,900	239,311
GDS Holdings, Ltd., ADR *	600	30,948
Hong Kong Exchanges & Clearing, Ltd.	4,300	139,612
JD.com, Inc., ADR *	4,450	156,774
Ping An Insurance Group Co. of China, Ltd.	19,900	235,205
Sinopharm Group Co., Ltd.	44,900	163,932
TAL Education Group, ADR *	9,100	438,620
Tencent Holdings, Ltd.	11,400	549,496
WH Group, Ltd.	132,500	136,882

		4,205,054

India - 3.1%
HDFC Bank, Ltd., ADR	5,350	339,030

Indonesia - 2.8%
Astra International Tbk PT	176,000	87,794
XL Axiata Tbk PT *	948,800	215,287

		303,081

Singapore - 3.5%
DBS Group Holdings, Ltd.	14,500	279,014
Singapore Technologies Engineering, Ltd.	33,700	98,723

		377,737

South Korea - 10.3%
LG Chem, Ltd.	575	157,865
Medy-Tox, Inc.	370	96,271
Samsung Electronics Co., Ltd.	12,250	591,076
Shinhan Financial Group Co., Ltd. *	7,200	269,895

		1,115,107

Name of Issuer	Quantity	Fair Value ($)

Taiwan - 6.5%
Cathay Financial Holding Co., Ltd.	82,085	116,513
Hon Hai Precision Industry Co., Ltd., GDR	22,160	135,841
Taiwan Semiconductor Co.	37,482	413,869
Taiwan Semiconductor Co., ADR	600	34,860

		701,083

Thailand - 1.0%
Bangkok Bank PCL	21,200	112,887

Latin America - 10.6%
Argentina - 1.8%
Globant SA *	1,850	196,192

Brazil - 3.3%
Ambev SA, ADR	10,800	50,328
Banco Bradesco SA	22,803	205,033
Pagseguro Digital, Ltd. *	3,050	104,188

		359,549

Chile - 3.9%
Banco Santander Chile, ADR	4,700	108,429
Geopark, Ltd.	14,100	311,610

		420,039

Peru - 1.6%
Southern Copper Corp.	3,900	165,672

North America - 4.0%
Mexico - 1.4%
Fomento Economico Mexicano, ADR	1,575	148,853

United States - 2.6%
Broadcom, Inc.	550	173,811
Skyworks Solutions, Inc.	925	111,814

		285,625

Total Common Stocks (cost: $6,897,873)		9,945,673

Investment Companies - 3.6%
iShares MSCI India ETF (cost: $334,045)	11,100	390,165

See accompanying notes to financial statements.
48	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Short-Term Securities - 4.2%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.49% (cost: $449,045)	449,045	449,045

Total Investments in Securities - 99.9% (cost: $7,680,963)		10,784,883
Other Assets and Liabilities, net - 0.1%		11,540

Total Net Assets - 100.0%		$10,796,423

*	Non-income producing security.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2019 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Argentina	196,192	—	—	196,192
Australia	146,916	—	—	146,916
Brazil	359,549	—	—	359,549
Chile	420,039	—	—	420,039
China/Hong Kong	4,205,054	—	—	4,205,054
India	339,030	—	—	339,030
Indonesia	303,081	—	—	303,081
Israel	337,451	—	—	337,451
Mexico	148,853	—	—	148,853
Peru	165,672	—	—	165,672
Singapore	377,737	—	—	377,737
South Africa	731,397	—	—	731,397
South Korea	1,115,107	—	—	1,115,107
Taiwan	701,083	—	—	701,083
Thailand	112,887	—	—	112,887
United States	285,625	—	—	285,625
Investment Companies	390,165	—	—	390,165
Short-Term Securities	449,045	—	—	449,045

Total:	10,784,883	—	—	10,784,883

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
DECEMBER 31, 2019	49

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

December 31, 2019

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
ASSETS
Investments in securities, at identified cost	$27,057,537	$205,836,371	$26,434,975

Investments in securities, at fair value - see accompanying schedule for detail	$35,732,077	$258,148,207	$36,833,625
Cash in bank on demand deposit	926	—	1,563
Accrued interest and dividends receivable	87,899	270,805	65,514
Receivable for investment securities sold	—	609,247	—
Receivable for Fund shares sold	2,536,581	248,718	1,189

Total assets	38,357,483	259,276,977	36,901,891

LIABILITIES
Payable for investment securities purchased	—	1,539,095	—
Payable for Fund shares redeemed	13,540	235,921	50,000
Accrued investment management fees and advisory fees	30,066	151,272	30,429
Accrued 12b-1 fees (Class S)	—	8,080	726

Total liabilities	43,606	1,934,368	81,155

Net assets applicable to outstanding capital stock	$38,313,877	$257,342,609	$36,820,736

Net assets consist of:
Capital (par value and paid-in surplus)	$29,416,782	$203,921,397	$27,074,169
Total distributable earnings (loss), including unrealized appreciation (depreciation)	8,897,095	53,421,212	9,746,567

	$38,313,877	$257,342,609	$36,820,736

Outstanding shares:
Common Shares (Class I) *	1,515,584	15,286,062	1,892,632

Common Shares (Class S) *	—	2,680,082	199,481

Net assets applicable to outstanding shares:
Common Shares (Class I) *	$38,313,877	$219,119,574	$33,311,088

Common Shares (Class S) *	—	38,223,035	3,509,648

Net asset value per share of outstanding capital stock:
Common Shares (Class I) *	$25.28	$14.33	$17.60

Common Shares (Class S) *	—	$14.26	$17.59

*	Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

See accompanying notes to financial statements.
50	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Large Cap Growth Fund	Sit ESG Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$58,898,654	$4,951,019	$97,769,160	$12,939,325	$62,878,303	$18,245,599	$7,680,963

$122,728,355	$6,813,968	$172,254,200	$16,297,884	$101,159,147	$24,282,992	$10,784,883
4,717	742	16,801	—	—	—	2,646
36,643	7,560	65,208	27,238	72,265	67,270	18,845
—	—	—	83,618	—	—	—
6,643	—	8,326	1,088	7,003	2,078	2,300

122,776,358	6,822,270	172,344,535	16,409,828	101,238,415	24,352,340	10,808,674

—	—	912,439	—	372,980	—	—
9,647	—	24,871	—	20,355	—	—
102,151	5,670	179,085	13,758	126,117	30,279	12,251
—	658	—	900	—	—	—

111,798	6,328	1,116,395	14,658	519,452	30,279	12,251

$122,664,560	$6,815,942	$171,228,140	$16,395,170	$100,718,963	$24,322,061	$10,796,423

$56,912,030	$4,960,181	$95,304,263	$13,201,568	$62,683,123	$19,540,676	$7,757,800
65,752,530	1,855,761	75,923,877	3,193,602	38,035,840	4,781,385	3,038,623

$122,664,560	$6,815,942	$171,228,140	$16,395,170	$100,718,963	$24,322,061	$10,796,423

2,839,302	257,285	9,342,187	960,095	1,810,280	1,358,076	636,583

—	224,040	—	340,629	—	—	—

$122,664,560	$3,650,053	$171,228,140	$12,102,109	$100,718,963	$24,322,061	$10,796,423

—	3,165,889	—	4,293,061	—	—	—

$43.20	$14.19	$18.33	$12.61	$55.64	$17.91	$16.96

—	$14.13	—	$12.60	—	—	—

DECEMBER 31, 2019	51

STATEMENTS OF OPERATIONS (Unaudited)

Six Months Ended December 31, 2019

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
Investment income:
Income:
Dividends*	$182,504	$3,023,850	$391,305
Interest	188,155	24,053	12,138

Total income	370,659	3,047,903	403,443

Expenses (note 4):
Investment management and advisory service fee	175,199	1,262,599	216,621
12b-1 fees (Class S)	—	48,621	4,217

Total expenses	175,199	1,311,220	220,838

Less fees and expenses waived by investment adviser	—	(378,780)	(43,324)

Total net expenses	175,199	932,440	177,514

Net investment income (loss)	195,460	2,115,463	225,929

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	451,393	8,471,860	534,451
Net realized gain (loss) on foreign currency transactions	—	—	(33)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,721,562	17,177,363	2,318,078

Net gain (loss)	2,172,955	25,649,223	2,852,496

Net increase (decrease) in net assets resulting from operations	$2,368,415	$27,764,686	$3,078,425

* Foreign taxes withheld on dividends received	—	$17,621	$11,398

See accompanying notes to financial statements.
52	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Large Cap Growth Fund	Sit ESG Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$710,112	$52,458	$815,298	$201,439	$474,591	$180,945	$216,384
14,569	2,939	57,316	6,244	47,255	3,267	3,854

724,681	55,397	872,614	207,683	521,846	184,212	220,238

587,654	40,267	1,042,770	103,132	734,000	173,840	99,300
—	3,713	—	5,066	—	—	—

587,654	43,980	1,042,770	108,198	734,000	173,840	99,300

—	(8,053)	—	(20,627)	—	—	(29,790)

587,654	35,927	1,042,770	87,571	734,000	173,840	69,510

137,027	19,470	(170,156)	120,112	(212,154)	10,372	150,728

5,530,469	149,172	5,426,653	20,643	2,258,493	(145,061)	(48,134)
—	(8)	194	—	—	(649)	81

7,065,927	394,950	2,242,504	984,464	1,308,064	1,387,896	538,993

12,596,396	544,114	7,669,351	1,005,107	3,566,557	1,242,186	490,940

$12,733,423	$563,584	$7,499,195	$1,125,219	$3,354,403	$1,252,558	$641,668

—	$1,746	$2,016	$1,526	$2,847	$12,889	$12,056

DECEMBER 31, 2019	53

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Balanced Fund		Sit Dividend Growth Fund

	Six Months Ended December 31, 2019, (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019, (Unaudited)	Year Ended June 30, 2019
Operations:
Net investment income	$195,460	$482,453	$2,115,463	$14,057,076
Net realized gain (loss) on investments and foreign currency transactions	451,393	1,552,948	8,471,860	91,002,769
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	1,721,562	328,736	17,177,363	(108,242,415)

Net increase (decrease) in net assets resulting from operations	2,368,415	2,364,137	27,764,686	(3,182,570)

Distributions from:
Net investment income and net realized gains
Common shares (Class I)	(2,050,305)	(801,302)	(24,645,532)	(104,820,743)
Common shares (Class S)	—	—	(4,315,489)	(8,833,909)

Total distributions	(2,050,305)	(801,302)	(28,961,021)	(113,654,652)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	4,684,005	7,363,030	13,458,363	70,924,492
Common shares (Class S)	—	—	475,618	2,521,662
Reinvested distributions
Common shares (Class I)	2,018,719	787,611	23,153,887	101,138,488
Common shares (Class S)	—	—	4,301,517	8,734,436
Payments for shares redeemed
Common shares (Class I)	(3,171,822)	(12,789,473)	(30,604,708)	(765,396,526)
Common shares (Class S)	—	—	(6,178,085)	(17,067,708)

Increase (decrease) in net assets from capital transactions	3,530,902	(4,638,832)	4,606,592	(599,145,156)

Total increase (decrease) in net assets	3,849,012	(3,075,997)	3,410,257	(715,982,378)

Net assets:
Beginning of period	34,464,865	37,540,862	253,932,352	969,914,730

End of period	$38,313,877	$34,464,865	$257,342,609	$253,932,352

Capital transactions in shares:
Sold
Common shares (Class I)	184,694	307,091	912,861	4,474,113
Common shares (Class S)	—	—	31,961	167,274
Reinvested distributions
Common shares (Class I)	80,263	34,382	1,622,758	7,846,703
Common shares (Class S)	—	—	303,009	687,436
Redeemed
Common shares (Class I)	(124,657)	(545,889)	(2,074,437)	(52,548,963)
Common shares (Class S)	—	—	(418,809)	(1,181,017)

Net increase (decrease)	140,300	(204,416)	377,343	(40,554,454)

See accompanying notes to financial statements.
54	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Global Dividend Growth Fund		Sit Large Cap Growth Fund		Sit ESG Growth Fund
Six Months Ended December 31, 2019, (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019, (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019, (Unaudited)	Year Ended June 30, 2019

$225,929	$568,865	$137,027	$453,312	$19,470	$74,979
534,418	(234,375)	5,530,469	9,704,669	149,164	(76,675)
2,318,078	2,588,960	7,065,927	878,764	394,950	472,193

3,078,425	2,923,450	12,733,423	11,036,745	563,584	470,497

(409,195)	(521,860)	(10,751,685)	(9,934,663)	(55,450)	(40,551)
(37,808)	(49,144)	—	—	(44,523)	(31,449)

(447,003)	(571,004)	(10,751,685)	(9,934,663)	(99,973)	(72,000)

1,842,081	2,468,958	1,068,276	4,477,170	16,963	169,033
277,821	95,183	—	—	18,784	25,229

392,007	504,463	10,576,386	9,726,108	55,450	40,551
37,534	48,033	—	—	44,523	31,449
(2,122,471)	(3,055,896)	(7,543,280)	(17,516,267)	(58,942)	(78,105)
(300,957)	(373,656)	—	—	(6,561)	(5,309)

126,015	(312,915)	4,101,382	(3,312,989)	70,217	182,848

2,757,437	2,039,531	6,083,120	(2,210,907)	533,828	581,345

34,063,299	32,023,768	116,581,440	118,792,347	6,282,114	5,700,769

$36,820,736	$34,063,299	$122,664,560	$116,581,440	$6,815,942	$6,282,114

109,253	159,277	24,259	106,595	1,270	13,267
16,723	6,375	—	—	1,369	2,101

23,722	33,104	246,824	272,975	3,936	3,575
2,276	3,149	—	—	3,173	2,781

(126,287)	(194,896)	(173,239)	(439,602)	(4,241)	(6,263)
(17,981)	(24,279)	—	—	(469)	(418)

7,706	(17,270)	97,844	(60,032)	5,038	15,043

DECEMBER 31, 2019	55

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Sit Mid Cap Growth Fund		Sit Small Cap Dividend Growth Fund
	Six Months Ended December 31, 2019, (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019, (Unaudited)	Year Ended June 30, 2019
Operations:
Net investment income (loss)	($170,156)	($251,290)	$120,112	$215,896
Net realized gain (loss) on investments and foreign currency transactions	5,426,847	15,207,092	20,643	172,807
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	2,242,504	2,857,207	984,464	(600,408)

Net increase (decrease) in net assets resulting from operations	7,499,195	17,813,009	1,125,219	(211,705)

Distributions from:
Net investment income and net realized gains
Common shares (Class I)	(12,018,685)	(15,426,149)	(129,290)	(316,700)
Common shares (Class S)	—	—	(35,712)	(80,916)

Total distributions	(12,018,685)	(15,426,149)	(165,002)	(397,616)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	753,534	2,026,500	383,468	492,580
Common shares (Class S)	—	—	63,341	367,898
Reinvested distributions
Common shares (Class I)	11,531,885	14,750,446	122,304	302,420
Common shares (Class S)	—	—	33,636	76,543
Payments for shares redeemed
Common shares (Class I)	(5,636,498)	(8,565,701)	(1,678,019)	(2,339,374)
Common shares (Class S)	—	—	(28,882)	(230,823)

Increase (decrease) in net assets from capital transactions	6,648,921	8,211,245	(1,104,152)	(1,330,756)

Total increase (decrease) in net assets	2,129,431	10,598,105	(143,935)	(1,940,077)

Net assets:
Beginning of period	169,098,709	158,500,604	16,539,105	18,479,182

End of period	$171,228,140	$169,098,709	$16,395,170	$16,539,105

Capital transactions in shares:
Sold
Common shares (Class I)	39,719	109,497	32,072	41,558
Common shares (Class S)	—	—	5,166	31,277
Reinvested distributions
Common shares (Class I)	632,577	980,096	10,181	28,229
Common shares (Class S)	—	—	2,793	7,209
Redeemed
Common shares (Class I)	(303,461)	(475,717)	(138,556)	(202,972)
Common shares (Class S)	—	—	(2,416)	(19,991)

Net increase (decrease)	368,835	613,876	(90,760)	(114,690)

See accompanying notes to financial statements.
56	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Small Cap Growth Fund		Sit International Growth Fund		Sit Developing Markets Growth Fund
Six Months Ended December 31, 2019, (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019, (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019, (Unaudited)	Year Ended June 30, 2019

($212,154)	($454,301)	$10,372	$216,541	$150,728	$64,345
2,258,493	4,285,203	(145,710)	(297,517)	(48,053)	40,533

1,308,064	2,110,594	1,387,896	807,103	538,993	(630,178)

3,354,403	5,941,496	1,252,558	726,127	641,668	(525,300)

(3,070,107)	(7,455,033)	(227,001)	(245,338)	(185,000)	(152,148)
—	—	—	—	—	—

(3,070,107)	(7,455,033)	(227,001)	(245,338)	(185,000)	(152,148)

711,599	1,457,035	499,898	446,495	475,918	1,190,290
—	—	—	—	—	—

3,017,214	7,320,824	222,998	240,594	180,261	149,029
—	—	—	—	—	—

(2,923,761)	(7,672,934)	(889,284)	(1,580,128)	(312,092)	(1,693,585)
—	—	—	—	—	—

805,052	1,104,925	(166,388)	(893,039)	344,087	(354,266)

1,089,348	(408,612)	859,169	(412,250)	800,755	(1,031,714)

99,629,615	100,038,227	23,462,892	23,875,142	9,995,668	11,027,382

$100,718,963	$99,629,615	$24,322,061	$23,462,892	$10,796,423	$9,995,668

12,907	26,846	29,193	27,320	28,821	74,310
—	—	—	—	—	—

54,719	163,960	12,585	16,872	10,711	10,495
—	—	—	—	—	—

(53,874)	(143,779)	(53,102)	(99,856)	(19,625)	(107,545)
—	—	—	—	—	—

13,752	47,027	(11,324)	(55,664)	19,907	(22,740)

DECEMBER 31, 2019	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Balanced Fund

	Six Months Ended
	December 31, 2019		Years Ended June 30,
	(Unaudited)	2019	2018	2017	2016	2015

Net Asset Value:
Beginning of period	$25.06	$23.76	$22.71	$20.40	$21.54	$21.01

Operations:
Net investment income [1]	0.14	0.32	0.25	0.25	0.26	0.25
Net realized and unrealized gains	1.61	1.52	1.96	2.29	0.04	1.16

Total from operations	1.75	1.84	2.21	2.54	0.30	1.41

Distributions to Shareholders
From net investment income	(0.22)	(0.31)	(0.27)	(0.23)	(0.45)	(0.24)
From net realized gains	(1.31)	(0.23)	(0.89)	—	(0.99)	(0.64)

Total distributions	(1.53)	(0.54)	(1.16)	(0.23)	(1.44)	(0.88)

Net Asset Value:
End of period	$25.28	$25.06	$23.76	$22.71	$20.40	$21.54

Total investment return [2]	7.03%	7.98%	9.84%	12.56%	1.47%	6.86%

Net assets at end of period (000’s omitted)	$38,314	$34,465	$37,541	$25,242	$23,511	$22,970

Ratios: [3]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.12%	1.33%	1.07%	1.18%	1.25%	1.17%

Portfolio turnover rate (excluding short-term securities)	30.24%[4]	50.45%	50.49%	50.31%	54.46%	47.49%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Not annualized.

58	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

	Six Months Ended
Class I	December 31, 2019		Years Ended June 30,
	(Unaudited)	2019	2018	2017	2016	2015

Net Asset Value:
Beginning of period	$14.45	$16.69	$16.88	$15.82	$17.40	$18.69

Operations:
Net investment income [1]	0.13	0.38	0.26	0.24	0.26	0.25
Net realized and unrealized gains	1.53	0.55	1.49	2.09	0.32	0.92

Total from operations	1.66	0.93	1.75	2.33	0.58	1.17

Redemption fees	—	— [2]	— [2]	— [2]	— [2]	— [2]

Distributions to Shareholders:
From net investment income	(0.19)	(0.40)	(0.26)	(0.23)	(0.32)	(0.25)
From net realized gains	(1.59)	(2.77)	(1.68)	(1.04)	(1.84)	(2.21)

Total distributions	(1.78)	(3.17)	(1.94)	(1.27)	(2.16)	(2.46)

Net Asset Value:
End of period	$14.33	$14.45	$16.69	$16.88	$15.82	$17.40

Total investment return [3]	11.66%	8.37%	10.36%	15.41%	3.94%	6.39%

Net assets at end of period (000’s omitted)	$219,120	$214,204	$918,584	$1,015,920	$942,244	$955,460

Ratios: [4]
Expenses (without waiver)	1.00%[5]	1.00%[5]	1.00%[5]	1.00%	1.00%	1.00%
Expenses (with waiver)	0.70%[5]	0.70%[5]	0.78%[5]	1.00%	1.00%	1.00%
Net investment income (without waiver)	1.41%	2.04%	1.31%	1.49%	1.64%	1.39%
Net investment income (with waiver)	1.71%	2.34%	1.53%	1.49%	1.64%	1.39%

Portfolio turnover rate (excluding short-term securities)	29.51%[6]	51.52%	68.38%	61.33%	75.94%	57.69%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.00% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

DECEMBER 31, 2019	59

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit Dividend Growth Fund

	Six Months Ended
Class S	December 31, 2019		Years Ended June 30,
	(Unaudited)	2019	2018	2017	2016	2015

Net Asset Value:
Beginning of period	$14.37	$16.61	$16.81	$15.76	$17.34	$18.63

Operations:
Net investment income [1]	0.12	0.32	0.22	0.20	0.22	0.21
Net realized and unrealized gains	1.52	0.57	1.47	2.08	0.32	0.91

Total from operations	1.64	0.89	1.69	2.28	0.54	1.12

Redemption fees [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.16)	(0.36)	(0.21)	(0.19)	(0.28)	(0.20)
From net realized gains	(1.59)	(2.77)	(1.68)	(1.04)	(1.84)	(2.21)

Total distributions	(1.75)	(3.13)	(1.89)	(1.23)	(2.12)	(2.41)

Net Asset Value:
End of period	$14.26	$14.37	$16.61	$16.81	$15.76	$17.34

Total investment return [3]	11.58%	8.12%	10.06%	15.11%	3.68%	6.13%

Net assets at end of period (000’s omitted)	$38,223	$39,729	$51,331	$65,278	$67,620	$82,959

Ratios: [4]
Expenses (without waiver)	1.25%[5]	1.25%[5]	1.25%[5]	1.25%	1.25%	1.25%
Expenses (with waiver)	0.95%[5]	0.95%[5]	1.03%[5]	1.25%	1.25%	1.25%
Net investment income (without waiver)	1.16%	1.80%	1.06%	1.24%	1.39%	1.14%
Net investment income (with waiver)	1.46%	2.10%	1.28%	1.24%	1.39%	1.14%

Portfolio turnover rate (excluding short-term securities)	29.51%[6]	51.52%	68.38%	61.33%	75.94%	57.69%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

60	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

	Six Months Ended
Class I	December 31, 2019		Years Ended June 30,
	(Unaudited)	2019	2018	2017	2016	2015

Net Asset Value:
Beginning of period	$16.34	$15.24	$14.54	$13.19	$14.80	$15.74

Operations:
Net investment income [1]	0.11	0.28	0.27	0.22	0.21	0.20
Net realized and unrealized gains (losses)	1.37	1.10	0.67	1.34	(0.48)	0.13

Total from operations	1.48	1.38	0.94	1.56	(0.27)	0.33

Redemption fees	— [2]	— [2]	—	— [2]	—	—

Distributions to Shareholders:
From net investment income	(0.22)	(0.28)	(0.24)	(0.21)	(0.34)	(0.20)
From net realized gains	—	—	—	—	(1.00)	(1.07)

Total distributions	(0.22)	(0.28)	(0.24)	(0.21)	(1.34)	(1.27)

Net Asset Value:
End of period	$17.60	$16.34	$15.24	$14.54	$13.19	$14.80

Total investment return [3]	9.13%	9.18%	6.46%	11.94%	(1.67% )	2.19%

Net assets at end of period (000’s omitted)	$33,311	$30,823	$28,778	$25,623	$22,333	$21,424

Ratios: [4]
Expenses (without waiver)	1.25%[5]	1.25%[5]	1.25%[5]	1.25%	1.25%	1.25%
Expenses (with waiver)	1.00%[5]	1.00%[5]	1.06%[5]	1.25%	1.25%	1.25%
Net investment income (without waiver)	1.08%	1.53%	1.59%	1.63%	1.56%	1.33%
Net investment income (with waiver)	1.33%	1.78%	1.78%	1.63%	1.56%	1.33%

Portfolio turnover rate (excluding short-term securities)	18.22%[6]	15.07%	19.80%	32.04%	48.30%	75.06%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

DECEMBER 31, 2019	61

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit Global Dividend Growth Fund

	Six Months Ended
Class S	December 31, 2019		Years Ended June 30,
	(Unaudited)	2019	2018	2017	2016	2015

Net Asset Value:
Beginning of period	$16.33	$15.22	$14.53	$13.18	$14.78	$15.72

Operations:
Net investment income [1]	0.09	0.24	0.23	0.19	0.18	0.16
Net realized and unrealized gains (losses)	1.36	1.11	0.66	1.33	(0.48)	0.13

Total from operations	1.45	1.35	0.89	1.52	(0.30)	0.29

Redemption fees	— [2]	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.19)	(0.24)	(0.20)	(0.17)	(0.30)	(0.16)
From net realized gains	—	—	—	—	(1.00)	(1.07)

Total distributions	(0.19)	(0.24)	(0.20)	(0.17)	(1.30)	(1.23)

Net Asset Value:
End of period	$17.59	$16.33	$15.22	$14.53	$13.18	$14.78

Total investment return [3]	8.94%	8.98%	6.13%	11.67%	(1.89% )	2.00%

Net assets at end of period (000’s omitted)	$3,510	$3,241	$3,246	$3,274	$2,861	$3,451

Ratios: [4]
Expenses (without waiver)	1.50%[5]	1.50%[5]	1.50%[5]	1.50%	1.50%	1.50%
Expenses (with waiver)	1.25%[5]	1.25%[5]	1.31%[5]	1.50%	1.50%	1.50%
Net investment income (without waiver)	0.82%	1.28%	1.33%	1.38%	1.31%	1.08%
Net investment income (with waiver)	1.07%	1.53%	1.52%	1.38%	1.31%	1.08%

Portfolio turnover rate (excluding short-term securities)	18.22%[6]	15.07%	19.80%	32.04%	48.30%	75.06%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

62	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Large Cap Growth Fund

	Six Months Ended
	December 31, 2019		Years Ended June 30,
	(Unaudited)	2019	2018	2017	2016	2015

Net Asset Value:
Beginning of period	$42.53	$42.40	$40.56	$36.02	$47.21	$52.51

Operations:
Net investment income [1]	0.05	0.16	0.13	0.21	0.18	0.20
Net realized and unrealized gains (losses)	4.75	3.61	6.55	7.07	(0.42)	5.04

Total from operations	4.80	3.77	6.68	7.28	(0.24)	5.24

Redemption fees [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.12)	(0.15)	(0.17)	(0.19)	(1.44)	(0.24)
From net realized gains	(4.01)	(3.49)	(4.67)	(2.55)	(9.51)	(10.30)

Total distributions	(4.13)	(3.64)	(4.84)	(2.74)	(10.95)	(10.54)

Net Asset Value:
End of period	$43.20	$42.53	$42.40	$40.56	$36.02	$47.21

Total investment return [3]	11.36%	10.54%	16.93%	21.18%	(0.89% )	10.62%

Net assets at end of period (000’s omitted)	$122,665	$116,581	$118,792	$113,620	$117,459	$144,807

Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.23%	0.39%	0.30%	0.54%	0.44%	0.41%

Portfolio turnover rate (excluding short-term securities)	10.87%[5]	16.02%	15.20%	17.69%	20.05%	24.04%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

DECEMBER 31, 2019	63

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit ESG Growth Fund

Class I	Six Months Ended December 31, 2019	Years Ended June 30,
	(Unaudited)	2019	2018	2017 *

Net Asset Value:
Beginning of period	$13.21	$12.37	$11.29	$10.00

Operations:
Net investment income [1]	0.05	0.17	0.16	0.11
Net realized and unrealized gains	1.15	0.83	1.03	1.20

Total from operations	1.20	1.00	1.19	1.31

Distributions to Shareholders:
From net investment income	(0.17)	(0.16)	(0.11)	(0.02)
From net realized gains	(0.05)	—	—	—

Total distributions	(0.22)	(0.16)	(0.11)	(0.02)

Net Asset Value:
End of period	$14.19	$13.21	$12.37	$11.29

Total investment return [2]	9.09%	8.30%	10.57%	13.13%

Net assets at end of period (000’s omitted)	$3,650	$3,387	$3,041	$2,349

Ratios: [3]
Expenses (without waiver)	1.25%[4]	1.25%[4]	1.25%[4]	1.25%
Expenses (with waiver)	1.00%[4]	1.00%[4]	1.06%[4]	1.25%
Net investment income (without waiver)	0.47%	1.14%	1.10%	1.01%
Net investment income (with waiver)	0.72%	1.38%	1.29%	1.01%

Portfolio turnover rate (excluding short-term securities)	19.52%[5]	9.26%	14.97%	27.60%

*	The Fund commenced investment operations on June 30, 2016.

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[5]	Not annualized.

64	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit ESG Growth Fund

Class S	Six Months Ended December 31, 2019	Years Ended June 30,
	(Unaudited)	2019	2018	2017 *

Net Asset Value:
Beginning of period	$13.16	$12.34	$11.28	$10.00

Operations:
Net investment income [1]	0.03	0.14	0.13	0.08
Net realized and unrealized gains	1.14	0.83	1.03	1.21

Total from operations	1.17	0.97	1.16	1.29

Distributions to Shareholders:
From net investment income	(0.15)	(0.15)	(0.10)	(0.01)
From net realized gains	(0.05)	—	—	—

Total distributions	(0.20)	(0.15)	(0.10)	(0.01)

Net Asset Value:
End of period	$14.13	$13.16	$12.34	$11.28

Total investment return [2]	8.92%	8.01%	10.37%	12.79%

Net assets at end of period (000’s omitted)	$3,166	$2,895	$2,660	$2,321

Ratios: [3]
Expenses (without waiver)	1.50%[4]	1.50%[4]	1.50%[4]	1.50%
Expenses (with waiver)	1.25%[4]	1.25%[4]	1.31%[4]	1.50%
Net investment income (without waiver)	0.22%	0.89%	0.84%	0.76%
Net investment income (with waiver)	0.47%	1.14%	1.03%	0.76%

Portfolio turnover rate (excluding short-term securities)	19.52%[5]	9.26%	14.97%	27.60%

*	The Fund commenced investment operations on June 30, 2016.

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[5]	Not annualized.

DECEMBER 31, 2019	65

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Mid Cap Growth Fund

	Six Months Ended
	December 31, 2019		Years Ended June 30,
	(Unaudited)	2019	2018	2017		2016	2015

Net Asset Value:
Beginning of period	$18.84	$18.96	$18.06	$15.36		$20.22	$21.08

Operations:
Net investment loss [1]	(0.02)	(0.03)	(0.03)	—	[2]	(0.04)	(0.06)
Net realized and unrealized gains (losses)	0.89	1.79	1.71	2.86		(1.92)	1.91

Total from operations	0.87	1.76	1.68	2.86		(1.96)	1.85

Redemption fees [2]	—	—	—	—		—	—

Distributions to Shareholders:
From net investment income	—	—	— [2]	—		—	—
From net realized gains	(1.38)	(1.88)	(0.78)	(0.16)		(2.90)	(2.71)

Total distributions	(1.38)	(1.88)	(0.78)	(0.16)		(2.90)	(2.71)

Net Asset Value:
End of period	$18.33	$18.84	$18.96	$18.06		$15.36	$20.22

Total investment return [3]	4.64%	11.76%	9.42%	18.74%		(9.97% )	9.52%

Net assets at end of period (000’s omitted)	$171,228	$169,099	$158,501	$156,305		$139,523	$171,854

Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%		1.25%	1.25%
Net investment loss	(0.20%)	(0.16% )	(0.17% )	(0.01%	)	(0.23% )	(0.30% )

Portfolio turnover rate (excluding short-term securities)	18.19%[5]	27.70%	28.89%	23.02%		21.57%	23.39%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

66	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Dividend Growth Fund

						Three
Class I	Six Months Ended					Months Ended
	December 31, 2019	Years Ended June 30,				June 30,
	(Unaudited)	2019	2018	2017	2016	2015 *

Net Asset Value:
Beginning of period	$11.89	$12.27	$11.47	$10.00	$9.96	$10.00

Operations:
Net investment income [1]	0.09	0.15	0.11	0.12	0.14	0.02
Net realized and unrealized gains (losses)	0.76	(0.25)	0.80	1.46	0.02	(0.06)

Total from operations	0.85	(0.10)	0.91	1.58	0.16	(0.04)

Distributions to Shareholders:
From net investment income	(0.13)	(0.15)	(0.11)	(0.11)	(0.12)	—
From net realized gains	—	(0.13)	—	—	— [2]	—

Total distributions	(0.13)	(0.28)	(0.11)	(0.11)	(0.12)	—

Net Asset Value:
End of period	$12.61	$11.89	$12.27	$11.47	$10.00	$9.96

Total investment return [3]	7.19%	(0.54% )	8.00%	15.84%	1.71%	(0.40%)

Net assets at end of period (000’s omitted)	$12,102	$12,559	$14,597	$12,716	$5,777	$3,708

Ratios: [4]
Expenses (without waiver)	1.25%[5]	1.25%[5]	1.25%[5]	1.25%	1.25%	1.25%
Expenses (with waiver)	1.00%[5]	1.00%[5]	1.06%[5]	1.25%	1.25%	1.25%
Net investment income (without waiver)	1.26%	1.07%	0.75%	1.06%	1.46%	0.98%
Net investment income (with waiver)	1.51%	1.32%	0.94%	1.06%	1.46%	0.98%

Portfolio turnover rate (excluding short-term securities)	10.39%[6]	24.17%	29.74%	19.57%	26.43%	2.63%[6]

*	The Fund commenced investment operations on March 31, 2015.

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

DECEMBER 31, 2019	67

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit Small Cap Dividend Growth Fund

						Three
Class S	Six Months Ended					Months Ended
	December 31, 2019	Years Ended June 30,				June 30,
	(Unaudited)	2019	2018	2017	2016	2015 *

Net Asset Value:
Beginning of period	$11.88	$12.26	$11.46	$10.00	$9.96	$10.00

Operations:
Net investment income [1]	0.08	0.12	0.08	0.09	0.11	0.02
Net realized and unrealized gains (losses)	0.75	(0.25)	0.80	1.45	0.03	(0.06)

Total from operations	0.83	(0.13)	0.88	1.54	0.14	(0.04)

Distributions to Shareholders:
From net investment income	(0.11)	(0.12)	(0.08)	(0.08)	(0.10)	—
From net realized gains	—	(0.13)	—	—	— [2]	—

Total distributions	(0.11)	(0.25)	(0.08)	(0.08)	(0.10)	—

Net Asset Value:
End of period	$12.60	$11.88	$12.26	$11.46	$10.00	$9.96

Total investment return [3]	7.00%	(0.80% )	7.74%	15.46%	1.46%	(0.40%)

Net assets at end of period (000’s omitted)	$4,293	$3,981	$3,882	$3,461	$2,587	$2,230

Ratios: [4]
Expenses (without waiver)	1.50%[5]	1.50%[5]	1.50%[5]	1.50%	1.50%	1.50%
Expenses (with waiver)	1.25%[5]	1.25%[5]	1.31%[5]	1.50%	1.50%	1.50%
Net investment income (without waiver)	1.01%	0.82%	0.51%	0.81%	1.21%	0.73%
Net investment income (with waiver)	1.26%	1.07%	0.70%	0.81%	1.21%	0.73%

Portfolio turnover rate (excluding short-term securities)	10.39%[6]	24.17%	29.74%	19.57%	26.43%	2.63%[6]

*	The Fund commenced investment operations on March 31, 2015.

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

68	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Growth Fund

	Six Months Ended
	December 31, 2019		Years Ended June 30,
	(Unaudited)	2019	2018	2017	2016	2015

Net Asset Value:
Beginning of period	$55.46	$57.18	$54.18	$45.59	$60.10	$61.38

Operations:
Net investment loss [1]	(0.12)	(0.25)	(0.29)	(0.24)	(0.33)	(0.48)
Net realized and unrealized gains (losses)	2.05	2.88	7.01	8.91	(8.97)	6.26

Total from operations	1.93	2.63	6.72	8.67	(9.30)	5.78

Redemption fees [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net realized gains	(1.75)	(4.35)	(3.72)	(0.08)	(5.21)	(7.06)

Net Asset Value:
End of period	$55.64	$55.46	$57.18	$54.18	$45.59	$60.10

Total investment return [3]	3.50%	6.45%	12.68%	19.06%	(16.00% )	10.38%

Net assets at end of period (000’s omitted)	$100,719	$99,630	$100,038	$90,817	$81,209	$103,816

Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment loss	(0.43%)	(0.47% )	(0.51% )	(0.47% )	(0.65% )	(0.81%)

Portfolio turnover rate (excluding short-term securities)	12.50%[5]	26.34%	29.01%	29.08%	27.37%	31.07%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

DECEMBER 31, 2019	69

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit International Growth Fund

	Six Months Ended
	December 31, 2019		Years Ended June 30,
	(Unaudited)	2019	2018	2017	2016	2015

Net Asset Value:
Beginning of period	$17.13	$16.75	$16.23	$14.48	$16.92	$17.44

Operations:
Net investment income [1]	0.01	0.16	0.19	0.14	0.12	0.09
Net realized and unrealized gains (losses)	0.94	0.40	0.47	1.68	(1.47)	(0.34)

Total from operations	0.95	0.56	0.66	1.82	(1.35)	(0.25)

Redemption fees	—	—	— [2]	— [2]	—	—

Distributions to Shareholders:
From net investment income	(0.17)	(0.18)	(0.14)	(0.07)	(0.09)	(0.27)
From net realized gains	—	—	—	—	(1.00)	—

Total distributions	(0.17)	(0.18)	(0.14)	(0.07)	(1.09)	(0.27)

Net Asset Value:
End of period	$17.91	$17.13	$16.75	$16.23	$14.48	$16.92

Total investment return [3]	5.55%	3.55%	4.06%	12.64%	(8.19% )	(1.35%)

Net assets at end of period (000’s omitted)	$24,322	$23,463	$23,875	$22,618	$20,440	$22,485

Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	0.09%	0.97%	1.11%	0.97%	0.76%	0.55%

Portfolio turnover rate (excluding short-term securities)	9.88%[5]	27.38%	16.35%	39.23%	37.94%	56.97%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

70	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Developing Markets Growth Fund

	Six Months Ended
	December 31, 2019		Years Ended June 30,
	(Unaudited)	2019	2018		2017	2016	2015

Net Asset Value:
Beginning of period	$16.21	$17.25	$15.23		$12.26	$14.77	$17.48

Operations:
Net investment income (loss) [1]	0.24	0.10	0.03		(0.02)	0.04	0.03
Net realized and unrealized gains (losses)	0.81	(0.90)	2.24		3.02	(2.18)	(1.41)

Total from operations	1.05	(0.80)	2.27		3.00	(2.14)	(1.38)

Redemption fees	—	—	—	[2]	—	— [2]	—

Distributions to Shareholders:
From net investment income	(0.30)	(0.08)	—		(0.03)	(0.02)	—
From net realized gains	—	(0.16)	(0.25)		—	(0.35)	(1.33)

Total distributions	(0.30)	(0.24)	(0.25)		(0.03)	(0.37)	(1.33)

Net Asset Value:
End of period	$16.96	$16.21	$17.25		$15.23	$12.26	$14.77

Total investment return [3]	6.47%	(4.43% )	14.94%		24.56%	(14.42% )	(7.64%)

Net assets at end of period (000’s omitted)	$10,796	$9,996	$11,027		$9,561	$7,297	$9,192

Ratios: [4]
Expenses (without waiver)	2.00%[5]	2.00% [5]	2.00%	[5]	2.00%	2.00%	2.00%
Expenses (with waiver).	1.40%[5]	1.40% [5]	1.54%	[5]	2.00%	2.00%	2.00%
Net investment income (loss) (without waiver)	2.44%	0.03%	(0.26%	)	(0.18% )	0.31%	0.16%
Net investment income (loss) (with waiver)	3.04%	0.63%	0.20%		(0.18% )	0.31%	0.16%

Portfolio turnover rate (excluding short-term securities)	1.91%[6]	10.28%	30.30%		19.67%	28.14%	21.51%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 2.00% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

DECEMBER 31, 2019	71

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2019

(1)	Organization

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Balanced, Sit Dividend Growth, Sit Global Dividend Growth, Sit ESG Growth, Sit Small Cap Dividend Growth, Sit Small Cap Growth, Sit International Growth, and Sit Developing Markets Growth are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective
Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Global Dividend Growth	Provide current income that exceeds the dividend yield of the MSCI World Index that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Large Cap Growth	Maximize long-term capital appreciation.
ESG Growth	Maximize long-term capital appreciation.
Mid Cap Growth	Maximize long-term capital appreciation.
Small Cap Dividend Growth	Provide current income that exceeds the yield of the Russell 2000® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Small Cap Growth	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Equity securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. The procedures consider, among

72	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•  Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•  Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For foreign equities, the pricing services adjust closing prices by applying a systematic process for events occurring after the close of the foreign exchange by utilizing such inputs as Depositary Receipts, quoted prices for similar securities, exchange rates, and certain indexes. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•  Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the levels for the Funds’ investments as of December 31, 2019 is included with the Funds’ schedule of investments.

Foreign Currency Translations and Forward Foreign Currency Contracts

The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, ESG Growth, International Growth and Developing Markets Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. Eastern Time). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, ESG Growth, International Growth and Developing Markets Growth Funds may enter into forward foreign currency exchange contracts generally for operational purposes, but the Adviser may occasionally utilize contracts to protect against adverse exchange rate fluctuation. Any gains (losses) generated by these contracts are disclosed separately on the statement of operations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

DECEMBER 31, 2019	73

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2019 (Continued)

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. In order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis. Also, the Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of December 31, 2019, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns remain subject to examination by the Internal Revenue Service and state departments of revenue until such time as the applicable statute of limitations for audit has expired. For example, U.S. tax returns are generally subject to audit for three years from the date they are filed.

At December 31, 2019, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis
Balanced	$8,750,813	($76,273)	$8,674,540	$27,057,537
Dividend Growth	52,839,123	(557,287)	52,281,836	205,836,371
Global Dividend Growth	10,585,552	(186,902)	10,398,650	26,434,975
Large Cap Growth	63,982,723	(153,022)	63,829,701	58,898,654
ESG Growth	1,867,657	(4,708)	1,862,949	4,951,019
Mid Cap Growth	74,753,944	(268,904)	74,485,040	97,769,160
Small Cap Dividend Growth	3,695,397	(336,838)	3,358,559	12,939,325
Small Cap Growth	38,797,793	(516,949)	38,280,844	62,878,303
International Growth	6,460,290	(422,897)	6,037,393	18,245,599
Developing Markets Growth	3,515,539	(411,619)	3,103,920	7,680,963

Net investment income and net realized gains differ for financial statement and tax purposes because of corporate actions on shares held and/or losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2019 and 2018 were as follows:

74	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Year Ended June 30, 2019:

		Long Term
	Ordinary Income	Capital Gain	Total
Balanced	$459,001	$342,301	$801,302
Dividend Growth (Class I)	17,847,831	86,972,912	104,820,743
Dividend Growth (Class S)	1,193,973	7,639,936	8,833,909
Global Dividend Growth (Class I)	521,860	—	521,860
Global Dividend Growth (Class S)	49,144	—	49,144
Large Cap Growth	456,987	9,477,676	9,934,663
ESG Growth (Class I)	40,551	—	40,551
ESG Growth (Class S)	31,449	—	31,449
Mid Cap Growth	1,152,232	14,273,917	15,426,149
Small Cap Dividend Growth (Class I)	169,480	147,220	316,700
Small Cap Dividend Growth (Class S)	38,521	42,395	80,916
Small Cap Growth	—	7,455,033	7,455,033
International Growth	245,338	—	245,338
Developing Markets Growth	49,252	102,896	152,148

Year Ended June 30, 2018:

		Long Term
	Ordinary Income	Capital Gain	Total
Balanced	$307,000	$1,006,844	$1,313,844
Dividend Growth (Class I)	31,170,676	74,263,557	105,434,233
Dividend Growth (Class S)	1,857,317	4,855,261	6,712,578
Global Dividend Growth (Class I)	431,455	—	431,455
Global Dividend Growth (Class S)	44,545	—	44,545
Large Cap Growth	821,351	11,972,770	12,794,121
ESG Growth (Class I)	27,776	—	27,776
ESG Growth (Class S)	21,224	—	21,224
Mid Cap Growth	4,961	6,517,375	6,522,336
Small Cap Dividend Growth (Class I)	131,227	—	131,227
Small Cap Dividend Growth (Class S)	26,774	—	26,774
Small Cap Growth	—	6,111,266	6,111,266
International Growth	197,000	—	197,000
Developing Markets Growth	—	159,864	159,864

DECEMBER 31, 2019	75

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2019 (Continued)

As of June 30, 2019, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)
Balanced	$102,226	$1,524,121	—	$6,952,638
Dividend Growth	1,068,300	22,019,050	—	31,530,197
Global Dividend Growth	222,441	—	$(1,181,787)	8,074,491
Large Cap Growth	176,138	6,846,710	—	56,747,944
ESG Growth	50,472	—	(126,311)	1,467,989
Mid Cap Growth	—	11,444,355	(3,152,283)	72,151,295
Small Cap Dividend Growth	46,837	—	(191,450)	2,377,998
Small Cap Growth	—	991,788	(220,127)	36,979,883
International Growth	210,247	—	(1,078,893)	4,624,474
Developing Markets Growth	34,387	—	(5,966)	2,553,534

Net capital loss carryovers and late year losses, if any, as of June 30, 2019, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The Funds’ are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward retain their character as either short-term or long-term capital losses. The net capital loss carryovers and the late year losses deferred as of June 30, 2019, were as follows:

	Unlimited Period of Net		Late Year
	Capital Loss Carryover		Losses Deferred

	Short-Term	Long-Term	Ordinary	Capital
Global Dividend Growth	$1,117,441	$64,346	—	—
ESG Growth	81,237	45,074	—	—
Mid Cap Growth	—	—	$108,009	$3,044,274
Small Cap Dividend Growth	—	—	—	191,450
Small Cap Growth	—	—	220,127	—
International Growth	913,795	165,098	—	—
Developing Markets Growth	—	—	—	5,966

For the year ended June 30, 2019, the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expired
Small Cap Dividend Growth	$180,597	—

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth, Global Dividend Growth and Small Cap Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, Large Cap Growth and ESG Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

76	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended December 31, 2019, were as follows:

	Purchases		Proceeds

	U.S. Government	Other	U.S. Government	Other
Balanced	$1,490,757	$8,491,361	$2,252,023	$7,831,523
Dividend Growth	—	73,536,338	—	95,678,171
Global Dividend Growth	—	6,186,163	—	6,067,534
Large Cap Growth	—	12,559,514	—	17,023,989
ESG Growth	—	1,334,273	—	1,197,363
Mid Cap Growth	—	30,491,438	—	29,080,928
Small Cap Dividend Growth	—	1,639,296	—	2,300,000
Small Cap Growth	—	13,168,494	—	11,585,895
International Growth	—	2,250,170	—	2,420,298
Developing Markets Growth	—	537,993	—	181,933

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

DECEMBER 31, 2019	77

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2019 (Continued)

	Management Fee	Net of Adviser’s Voluntary Fee Waiver
Balanced	1.00%	N/A
Dividend Growth Fund Class I and Class S	1.00%	0.70%
Global Dividend Growth Fund Class I and Class S	1.25%	1.00%
Large Cap Growth	1.00%	N/A
ESG Growth Fund Class I and Class S	1.25%	1.00%
Mid Cap Growth	1.25%	N/A
Small Cap Dividend Growth Fund Class I and Class S	1.25%	1.00%
Small Cap Growth	1.50%	N/A
International Growth	1.50%	N/A
Developing Markets Growth	2.00%	1.40%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

In addition to the annual management fees, the Class S shares of Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

Effective October 1, 2017, the Adviser has agreed to limit the management fee of the Dividend Growth Fund to 0.70%, the Global Dividend Growth Fund to 1.00%, the ESG Growth Fund to 1.00%, the Small Cap Dividend Growth Fund to 1.00% and the Developing Markets Growth Fund to 1.40% for the period through June 30, 2021 of the Fund’s daily average net assets, respectively.

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 2019:

	Shares	% Shares Outstanding
Balanced	293,606	19.4
Dividend Growth	1,475,754	8.2
Global Dividend Growth	451,234	21.6
Large Cap Growth	730,433	25.7
ESG Growth	453,419	94.2
Mid Cap Growth	4,261,278	45.6
Small Cap Dividend Growth	629,334	48.4
Small Cap Growth	980,671	54.2
International Growth	749,743	55.2
Developing Markets Growth	279,034	43.8

78	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

(5)	Capital Share Activity

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital. For the six months ended December 31, 2019, the Funds received the following redemption fees:

	Class I	Class S
Dividend Growth	—	$9
Global Dividend Growth	$22	2
Large Cap Growth	85	—
Mid Cap Growth	912	—
Small Cap Growth	280	—

DECEMBER 31, 2019	79

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 to December 31, 2019.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $ 1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Fund	Beginning Account Value (7/1/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (7/1/19- 12/31/19)

Balanced Fund
Actual	$1,000	$1,070.30	$5.20
Hypothetical	$1,000	$1,020.11	$5.08

Dividend Growth Fund
Actual
Class I	$1,000	$1,116.60	$5.32
Class S	$1,000	$1,115.80	$6.65
Hypothetical
Class I	$1,000	$1,020.11	$5.08
Class S	$1,000	$1,018.85	$6.34

Global Dividend Growth Fund
Actual
Class I	$1,000	$1,091.30	$6.57
Class S	$1,000	$1,089.40	$7.88
Hypothetical
Class I	$1,000	$1,018.85	$6.34
Class S	$1,000	$1,017.60	$7.61

Large Cap Growth Fund
Actual	$1,000	$1,113.60	$5.31
Hypothetical	$1,000	$1,020.11	$5.08

ESG Growth Fund
Actual
Class I	$1,000	$1,090.90	$6.57
Class S	$1,000	$1,089.20	$7.88
Hypothetical
Class I	$1,000	$1,018.85	$6.34
Class S	$1,000	$1,017.60	$7.61

Mid Cap Growth Fund
Actual	$1,000	$1,046.40	$6.43
Hypothetical	$1,000	$1,018.85	$6.34

Small Cap Dividend Growth Fund
Actual
Class I	$1,000	$1,071.90	$6.51
Class S	$1,000	$1,070.00	$7.80
Hypothetical
Class I	$1,000	$1,018.85	$6.34
Class S	$1,000	$1,017.60	$7.61

80	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

EXPENSE EXAMPLE (Unaudited) (Continued)

Fund	Beginning Account Value (7/1/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (7/1/19- 12/31/19)

Small Cap Growth Fund
Actual	$1,000	$1,035.00	$7.67
Hypothetical	$1,000	$1,017.60	$7.61

International Growth Fund
Actual	$1,000	$1,055.50	$7.75
Hypothetical	$1,000	$1,017.60	$7.61

Developing Markets Growth Fund
Actual	$1,000	$1,064.70	$10.38
Hypothetical	$1,000	$1,015.08	$10.13

*Expenses are equal to the Fund’s annualized expense ratio of 0.70% for the Dividend Growth, Class I Fund; 0.95% for the Dividend Growth, Class S Fund; 1.00%, for the Balanced, Global Dividend Growth, Class I, Large Cap Growth, ESG Growth, Class I, and Small Cap Dividend Growth, Class I Funds; 1.25% for Dividend Growth, Class S, Global Dividend Growth, Class S, ESG Growth, Class S, Mid Cap Growth, and Small Cap Dividend Growth, Class S Funds; 1.40% for Developing Markets Growth Fund and 1.50% for Small Cap Growth, and International Growth Funds, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period.)

DECEMBER 31, 2019	81

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

A description of the policies and procedures that Sit Investment uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.sitfunds.com, without charge by calling 800-332-5580 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. The Funds’ proxy voting record is available without charge by calling 800-332-5580 and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June.

QUARTERLY SCHEDULE OF INVESTMENTS SCHEDULES

Each Fund files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of investments, as filed on Form N-PORT, is also available on its website at www.sitfunds.com, or without charge by calling 800-332-5580.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 20, 2019 the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mid Cap Growth Fund, Inc. dated November 1, 1996; Sit Large Cap Growth Fund, Inc. dated November 1, 1996; and Sit Mutual Funds Inc., dated November 1, 1992 (the “Agreements”).

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to the Boards’ selection of SIA as the investment adviser, and the Boards’ approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser and the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to equity securities, SIA identifies growth-oriented securities issued by companies with the potential for earnings growth at a faster rate than the general economy and market index. SIA believes that earnings growth is the primary determinant of superior long-term returns for equity securities, and invests in companies it believes exhibit above market and consistent growth as well as conservative and cyclical growth companies. SIA’s actively managed portfolios not only concentrate on the best growth opportunities but do so at reasonable valuation levels. The Directors determined that the Stock Funds’ investment objectives are consistent with SIA’s investment philosophy and growth style. The Directors reviewed the Stock Funds’ portfolio characteristics, and noted that SIA has consistently managed the Stock Funds in a growth style and the Directors found no indication of style drift away from growth stocks over market cycles. The Directors noted that in periods during which growth stocks have generally under-performed relative to value stocks, the Stock Funds may not rank favorably in comparisons with other funds investing in value stocks.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to equity securities, SIA utilizes a team based top-down and bottom-up investment decision making process.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and

82	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

ADDITIONAL INFORMATION (Unaudited) (Continued)

investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $13.7 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as equity growth funds.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses, except interest, brokerage commissions and transaction charges, certain extraordinary expenses, and fees paid under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class S shares of Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Dividend Growth Fund, and Sit ESG Growth Fund. The Directors reviewed fees paid in prior years and the current fees to be paid under the Agreements both before and after fee waivers with respect to Sit Developing Markets Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Dividend Growth Fund, and Sit ESG Growth Fund.

The Directors compared each Fund’s expense ratio to the average and median expense ratios of no-load mutual funds within the same Morningstar, Inc. investment category, the average expense ratios for load funds within the Morningstar category, and the average expense ratios for all funds within the Morningstar category. Certain of the Fund’s expense ratios were higher than the averages, and certain of the Fund’s expense ratios were lower than the averages. The Directors noted that the Morningstar no-load categories include funds of various asset sizes, some of which are significantly larger in assets than the Funds. The Directors found each Fund’s total expense ratio to be within an acceptable range compared to the total expense ratios of other no-load funds within the Fund’s Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the amount of the Funds’ current assets and the likelihood and magnitude of future increases in the Funds’ assets, negotiating a graduated fee structure for each Fund is unnecessary at this time since the fees to be paid under the current Agreements are reasonable and appropriate.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA and recognized that the Funds’ expenses are borne by SIA except as noted above. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

DECEMBER 31, 2019	83

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds and concluded that both are consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors determined that renewal of the Agreements was in the interest of each Fund and its shareholders.

84	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Semi-Annual Report December 31, 2019 INVESTMENT ADVISER Sit Investment Associates, Inc. 80 S. Eighth Street Suite 3300 Minneapolis, MN 55402 CUSTODIAN The Bank Of New York Mellon 111 Sanders Creek Parkway Syracuse, NY 13057 TRANSFER AGENT AND DISBURSING AGENT BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM KPMG LLP Minneapolis, MN GENERAL COUNSEL Dorsey & Whitney LLP Minneapolis, MN Sit Mutual Funds 1-800-332-5580 www.sitfunds.com Sit 12-31-19 Stock

Item 2:	Code of Ethics. Not applicable to Semi-Annual Report.

Item 3:	Audit Committee Financial Expert. Not applicable to Semi-Annual Report.

Item 4:	Principal Accountant Fees and Services. Not applicable to Semi-Annual Report.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

b) There were no changes in the Registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits:

(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Large Cap Growth Fund, Inc.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 26, 2020

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date February 26, 2020